As filed with the Securities and Exchange Commission on October 27, 2009

1933 Act No. 33-72416

1940 Act No. 811-08200

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 26

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 26

(Check appropriate box or boxes)

BRIDGEWAY FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448

(Address of Principal Executive Offices) (Zip Code)

(713) 661-3500

(Registrant’s Telephone Number, including Area Code)

John N. R. Montgomery, President, Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448

(Name and Address of Agent for Service of Process)

With Copies to:

Prufesh R. Modhera, Esq.

Stradley, Ronon, Stevens & Young, LLP

1250 Connecticut Avenue, NW, Suite 500

Washington, D.C. 20036

It is proposed that this filing become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on October 31, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2)

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Bridgeway Funds, Inc.

A no-load mutual fund family of domestic funds

PROSPECTUS
October 31, 2009

AGGRESSIVE INVESTORS 1	BRAGX
(Closed to New Investors)

AGGRESSIVE INVESTORS 2	BRAIX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors – Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

MICRO-CAP LIMITED	BRMCX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

LARGE-CAP VALUE	BRLVX

BLUE CHIP 35 INDEX	BRLIX

BALANCED	BRBPX

www.bridgeway.com

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

This prospectus presents concise information about Bridgeway Funds, Inc. that you should know before investing. Please keep it for future reference. Text in shaded “translation” boxes is intended to help you understand or interpret other information presented nearby.

www.bridgeway.com	1

BRIDGEWAY FUNDS, INC.

October 31, 2009

The Funds

Bridgeway Funds, Inc. (“Bridgeway Funds” or “Funds”) is a no-load diversified mutual fund family of eleven Funds: Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund. Each Fund has its own investment objective, strategy, and risk profile.

Suitability

All eleven Funds:

•	are designed for investors with long-term goals in mind.
•	strongly discourage short-term trading of shares.
•	offer you the opportunity to participate in financial markets through funds professionally managed by Bridgeway Capital Management, Inc. (the “Adviser” or “Bridgeway Capital Management”).
•	offer you the opportunity to diversify your investments.
•	carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.
•	are not bank deposits and are not guaranteed or insured.

Commodity Exchange Act

Bridgeway Funds has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

2	Prospectus | October 31, 2009

AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Investment Objective: The Aggressive Investors 1 Fund (the “Fund”) seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more). The S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, serves as a proxy for “stock market” in this objective. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that the Adviser believes have a lower probability of price decline over the long term, though the stock price may be more volatile in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and for shareholders in taxable accounts, a higher tax burden than less actively managed funds. The Fund may invest in stocks for which there is relatively low market liquidity, as periodically determined by the Adviser based on the stock’s trading volume. The Fund may also use aggressive investment techniques such as:

•	leveraging (borrowing up to 50% of its net assets from banks),
•	purchasing and selling futures and options on individual stocks and stock indexes, as well as commodity futures and options,
•	entering into short-sale transactions (up to 20% of its total assets),
•	investing up to 25% of its total assets in a single company,
•	investing up to 15% of its total assets in foreign securities (as defined below), and
•	short-term trading (buying and selling the same security in less than a three-month timeframe).

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data from the last five fiscal years, the number of companies in the Fund has been between 56 and 80. The top ten stocks have sometimes accounted for approximately half of Fund net assets. It would not be unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings.

Principal Risk Factors: Shareholders of the Aggressive Investors 1 Fund are exposed to higher risk than the stock market as a whole and could lose money.

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AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Since the Fund invests in companies of any size and because there are a larger number of small and less liquid companies that the Fund could invest in, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Individual short-sale positions can theoretically expose shareholders to unlimited loss on such positions, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of the Fund’s net assets at the time of opening the position.

The Fund’s use of futures and options to manage risk or hedge market volatility are subject to certain additional risks. Futures and options may not always be successful hedges, and their prices can be highly volatile. They may not always successfully manage risk. Using futures and options could lower the Fund’s total return, and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. Also, the Fund’s use of leverage may cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of the securities held by the Fund.

The Fund sometimes invests in a smaller number of companies. This is called “focus investing,” and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

Who Should Invest: The Fund closed to new investors on November 21, 2001 when net assets reached $275 million (see page 81, “Closed Fund Status Definitions”). The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

4	Prospectus | October 31, 2009

AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/09 through 9/30/09 was +17.56%.

Best Quarter: Q4 99, +69.34%            Worst Quarter: Q4 08, -32.80%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	10 Years
Aggressive Investors 1 Fund
Return Before Taxes	-56.16%	-5.30%	7.90%
Return After Taxes on Distributions[1]	-56.25%	-6.38%	6.67%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-36.39%	-3.67%	7.10%
S&P 500 Index[2] (reflects no deductions for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
Russell 2000® Index[3] (reflects no deductions for fees, expenses or taxes)	-33.79%	-0.93%	3.02%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index.

3 The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index.

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AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Aggressive Investors 1 Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 62 for more details)	0.05%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.34%
Fee Waiver[3]	0.00%
Net Expenses	0.34%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.80%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Aggressive Investors 1 Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses[1]	$35	$109	$191	$431

1 The numbers shown do not include the impact of any future potential adjustments to the management fee as a result of the performance-based management fee.

6	Prospectus | October 31, 2009

AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Aggressive Investors 1 Fund

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of year	$53.96	$61.90	$61.90	$56.60	$49.43

Income (loss) from investment operations:
Net investment income (loss)^	0.30	(0.59)	(0.43)	(0.42)	(0.26)
Net realized and unrealized gain (loss)	(28.00)	3.14	6.41	12.23	7.43

Total from investment operations	(27.70)	2.55	5.98	11.81	7.17

Less distributions to shareholders:
Net realized gain	(0.33)	(10.49)	(5.98)	(6.51)	—

Total distributions	(0.33)	(10.49)	(5.98)	(6.51)	—

Net asset value, end of year	$25.93	$53.96	$61.90	$61.90	$56.60

Total Return	(51.31% )	3.54% ‡	10.79%	21.79%	14.51%
Ratios & Supplemental Data
Net assets end of year (‘000’s)	$115,835	$338,715	$367,958	$438,592	$368,886
Ratios to average net assets:
Expenses before waivers and reimbursements	0.34% *	1.78%	1.72%	1.58%	1.58%
Expenses after waivers and reimbursements	0.34%	1.78%	1.72%	1.58%	1.58%
Net investment income (loss)	0.97%	(1.03% )	(0.75% )	(0.69% )	(0.51%	)
Portfolio turnover rate	134%	142%	115%	128%	155%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return may have been lower had various fees not been waived during the year.

* For the year ended June 30, 2009, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment management fee. The rate shown may not be indicative of the rate going forward.

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AGGRESSIVE INVESTORS 2 FUND

BRAIX

Investment Objective: The Aggressive Investors 2 Fund (the “Fund”) seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more). The S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, serves as a proxy for “stock market” in this objective. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that the Adviser believes have a lower probability of price decline over the long term, though the stock price may be more volatile in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and, for shareholders in taxable accounts, a higher tax burden. Although the Aggressive Investors 2 Fund can invest in stocks of any size, the Fund is not expected to invest in stocks for which there is relatively low market liquidity, as determined periodically by the Adviser based on the stock’s trading volume. The Fund may also use aggressive investment techniques such as:

•	leveraging (borrowing up to 50% of its net assets from banks),
•	purchasing and selling futures and options on individual stocks and stock indexes, as well as commodity futures and options,
•	entering into short-sale transactions (up to 20% of its total assets),
•	investing up to 25% of its total assets in a single company,
•	investing up to 15% of its total assets in foreign securities (as defined below), and
•	short-term trading (buying and selling the same security in less than a three-month timeframe).

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data from the last five fiscal years, the number of companies in the Fund has been between 61 and 82. The top ten stocks have sometimes accounted for approximately half of Fund net assets. It would not be unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings.

8	Prospectus | October 31, 2009

AGGRESSIVE INVESTORS 2 FUND

BRAIX

Differences Between Aggressive Investors 2 Fund and Aggressive Investors 1 Fund: The Aggressive Investors 2 Fund became operational on October 31, 2001. The Aggressive Investors 1 Fund became operational on August 5, 1994. Bridgeway Funds’ Board of Directors voted to close Aggressive Investors 1 Fund to new investors at $275 million in net assets so that it would remain more “nimble” (able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

The investment objective of both Funds is identical, and the investment strategies are very similar. However, the execution of the strategy can be different. For instance, while each Fund may invest in stocks of any size, the Aggressive Investors 2 Fund is not expected to invest in stocks for which there is relatively low market liquidity, as determined periodically by the Adviser based on measures of the stock’s trading volume. This could put Aggressive Investors 2 Fund at a disadvantage relative to Aggressive Investors 1 Fund over the long-term. In the long term, the Adviser expects Aggressive Investors 2 Fund to have lower turnover, slightly lower volatility and commensurately lower average annual return. This could take years to demonstrate, or may never happen. The reverse also can be true (higher returns) during the periods of time when large companies dominate in performance. There is no guarantee of favorable, or even positive returns with either Fund.

Principal Risk Factors: Shareholders of the Aggressive Investors 2 Fund are exposed to higher risk than the stock market as a whole and could lose money.

Because the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets at the time of opening the position.

The Fund’s use of futures and options to manage risk or hedge market volatility are subject to certain additional risks. Futures and options may not always be successful hedges, and their prices can be highly volatile. They may not always successfully manage risk. Using futures and options could lower the Fund’s total return, and the

www.bridgeway.com	9

AGGRESSIVE INVESTORS 2 FUND

BRAIX

potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. Also, the Fund’s use of leverage may cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of the securities held by the Fund.

The Fund sometimes invests in a smaller number of companies. This is called “focus investing,” and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/09 through 9/30/09 was +22.68%.

Best Quarter: Q2 03, +30.62%            Worst Quarter: Q4 08, -32.58%

10	Prospectus | October 31, 2009

AGGRESSIVE INVESTORS 2 FUND

BRAIX

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Year	Since Inception (10/31/01)
Aggressive Investors 2 Fund
Return Before Taxes	-55.07%	-2.90%	0.65%
Return After Taxes on Distributions[1]	-55.07%	-3.11%	0.51%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-35.80%	-2.31%	0.65%
S&P 500 Index[2] (reflects no deductions for fees, expenses or taxes)	-37.00%	-2.19%	-0.36%
Russell 2000 Index[3] (reflects no deductions for fees, expenses or taxes)	-33.79%	-0.93%	3.49%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index.

3 The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index.

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AGGRESSIVE INVESTORS 2 FUND

BRAIX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Aggressive Investors 2 Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 62 for more details)	0.91%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.20%
Fee Waiver[3]	0.00%
Net Expenses	1.20%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.75%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Aggressive Investors 2 Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses[1]	$122	$381	$660	$1,455

1 The numbers shown do not include the impact of any future potential adjustments to the management fee as a result of the performance-based management fee.

12	Prospectus | October 31, 2009

AGGRESSIVE INVESTORS 2 FUND

BRAIX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Aggressive Investors 2 Fund

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of period	$20.67	$20.05	$17.55	$14.72	$12.75

Income (loss) from investment operations:
Net investment income (loss)^	0.02	(0.08)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(10.32)	1.27	2.94	3.22	2.01

Total from investment operations	(10.30)	1.19	2.87	3.17	1.97

Less distributions to shareholders:
Net realized gain	—	(0.57)	(0.37)	(0.34)	—

Total distributions	—	(0.57)	(0.37)	(0.34)	—

Net asset value, end of period	$10.37	$20.67	$20.05	$17.55	$14.72

Total Return	(49.83% )	5.88% ‡	16.68%	21.65%	15.45%
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$383,856	$885,076	$650,939	$585,262	$156,053
Ratios to average net assets:
Expenses before waivers and reimbursements	1.20%	1.17%	1.22%	1.12%	1.37%
Expenses after waivers and reimbursements	1.20%	1.17%	1.22%	1.12%	1.37%
Net investment income (loss) after waivers and reimbursements	0.14%	(0.40% )	(0.38% )	(0.26% )	(0.33%	)
Portfolio turnover rate	126%	127%	124%	89%	148%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return may have been lower had various fees not been waived during the year.

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ULTRA-SMALL COMPANY FUND

BRUSX (Open to Existing Investors—Direct Only)

Investment Objective: The Ultra-Small Company Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of ultra-small companies. For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 10 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”). A majority of these stocks are listed on NASDAQ. On September 30, 2009, the stocks in this group generally had a market capitalization of less than $151 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 20 to 3,500 employees, produce annual revenues of $2 million to $700 million and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in ultra-small company stocks at any point in time.

The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including “growth” and “value.” Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a potentially higher tax burden. In addition, higher trading costs may negatively impact Fund performance.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Fund Closing Commitment: This Fund was closed to all investors on December 10, 2001. The Bridgeway Funds’ Board of Directors voted on October 10, 2008 to re-open the Fund to current investors. However, additional shares can only be purchased directly from Bridgeway Funds. This size limitation is intended to keep the

14	Prospectus | October 31, 2009

ULTRA-SMALL COMPANY FUND

BRUSX (Open to Existing Investors—Direct Only)

Fund “nimble” in the marketplace, and to enable the Adviser to purchase and sell stocks more quickly than would otherwise be possible. There is no assurance that this Fund will remain open to existing investors should assets increase to historic levels.

Principal Risk Factors: The market price of ultra-small company shares typically exhibit much greater volatility than large-company shares and significantly greater volatility than small-company shares and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Ultra-Small Companies May:

•	have limited resources for expanding or surviving in a newly competitive environment,
•	lack depth of management,
•	have a limited product line, and
•	be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Who Should Invest: The Fund is only available to current investors and additional shares can only be purchased directly from Bridgeway Funds (see page 81, “Closed Fund Status Definitions”). For current shareholders, the Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

www.bridgeway.com	15

ULTRA-SMALL COMPANY FUND

BRUSX (Open to Existing Investors—Direct Only)

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/09 through 9/30/09 was +42.84%.

Best Quarter: Q2 03, +34.57%            Worst Quarter: Q4 08, -27.19%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	10 Years
Ultra-Small Company Fund
Return Before Taxes	-46.24%	-4.19%	12.05%
Return After Taxes on Distributions[1]	-46.25%	-6.12%	10.18%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-30.03%	-2.62%	11.15%
CRSP Cap-Based Portfolio 10 Index[2] (reflects no deductions for fees, expenses or taxes)	-47.33%	-6.57%	7.04%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 1,400 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index.

16	Prospectus | October 31, 2009

ULTRA-SMALL COMPANY FUND

BRUSX (Open to Existing Investors—Direct Only)

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Ultra-Small Company Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees	0.91%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.01%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver[3]	0.00%
Net Expenses	1.17%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009 Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 2.00%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Ultra-Small Company Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$119	$372	$644	$1,420

www.bridgeway.com	17

ULTRA-SMALL COMPANY FUND

BRUSX (Open to Existing Investors—Direct Only)

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Ultra Small Company Fund

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of year	$24.59	$37.65	$42.42	$38.44	$40.97

Income (loss) from investment operations:
Net investment income (loss)^	0.23	0.03	0.12	(0.15)	(0.10)
Net realized and unrealized gain (loss)	(5.03)	(8.67)	3.37	9.23	6.69

Total from investment operations	(4.80)	(8.64)	3.49	9.08	6.59

Less distributions to shareholders:
Net investment income	(0.03)	(0.11)	—	—	—
Net realized gain	—	(4.31)	(8.26)	(5.10)	(9.12)

Total distributions	(0.03)	(4.42)	(8.26)	(5.10)	(9.12)

Net asset value, end of year	$19.76	$24.59	$37.65	$42.42	$38.44

Total Return	(19.48% )	(24.59% )‡	9.12%	25.58%	15.37%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$73,708	$94,933	$137,236	$132,193	$110,634
Ratios to average net assets:
Expenses before waivers and reimbursements	1.16%	1.07%	1.09%	1.09%	1.12%
Expenses after waivers and reimbursements	1.16%	1.07%	1.09%	1.09%	1.12%
Net investment income (loss)	1.23%	0.10%	0.31%	(0.37% )	(0.25% )
Portfolio turnover rate	90%	102%	106%	101%	86%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return may have been lower had various fees not been waived during the year.

18	Prospectus | October 31, 2009

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Investment Objective: The Ultra-Small Company Market Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund aims to achieve its objective by approximating the total return of the Cap-Based Portfolio 10 Index (the “Index”) published by the University of Chicago’s Center for Research in Security Prices (“CRSP”) over longer time periods. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in ultra-small company stocks at any point in time. The Adviser invests in a representative sample of the companies included in the Index. However, the Adviser also may invest in companies that are not included in the Index. In choosing stocks for the Fund, the Adviser seeks to approximate the weighting of market capitalization, sector representation, and financial characteristics of the full index of stocks. For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Index as defined by CRSP. A majority of the stocks in the Fund are listed on NASDAQ. On September 30, 2009, the stocks in this group generally had a market capitalization of less than $151 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. Companies this size typically have 20 to 3,500 employees, produce annual revenues of $2 million to $700 million, and may be known for just one product or service. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The Fund had a positive return in eight of the last ten fiscal years. However, by paying close attention to trading, the Adviser seeks to conduct its tax management without detriment to the overall Fund return. Therefore, this Fund may also be an appropriate investment for shareholders in non-taxable accounts.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

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ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Principal Risk Factors: The market price of ultra-small company shares typically exhibits much greater volatility than large-company shares and significantly greater volatility than small-company and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Ultra-Small Companies May:

•	have limited resources for expanding or surviving in a newly competitive environment,
•	lack depth of management,
•	have a limited product line, and
•	be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that ultra-small company stocks will under-perform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

Apart from the risk inherent in investing in ultra-small companies, there is risk that the Fund’s total return may be lower than the total return of the Index that the Fund seeks to approximate. The actual return of this Fund could be lower than the Index for one or more of the following reasons:

•	operating expenses cut into returns,
•	transaction costs reduce returns,
•	the Fund does not own all of the roughly 1,400 companies that comprise the Index, and
•	the Fund’s tax management strategy could someday result in higher trading costs, or a divergence between the makeup of the Index and that of the Fund.

Who Should Invest: The Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It may also be appropriate for investors in both taxable and non-taxable accounts. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

20	Prospectus | October 31, 2009

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/09 through 9/30/09 was +24.51%.

Best Quarter: Q2 03, +30.87%            Worst Quarter: Q4 08, -27.93%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	10 Years
Ultra-Small Company Market Fund
Return Before Taxes	-39.49%	-4.42%	9.44%
Return After Taxes on Distributions[1]	-40.53%	-5.06%	9.03%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-24.52%	-3.61%	8.45%
CRSP Cap-Based Portfolio 10 Index[2] (reflects no deductions for fees, expenses or taxes)	-47.33%	-6.57%	7.04%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of approximately 1,400 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index.

www.bridgeway.com	21

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Ultra-Small Company Market Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	2.00%
Exchange Fees	None

Annual Operating Expenses[2] (expenses deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) [and / or service] Fees[3]	0.00%
Acquired Fund Fees and Expenses[5]	0.01%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver[4]	-0.04%
Net Expenses	0.76%

1 A 2% redemption fee may be charged for shares held less than six months. Such redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind. See page 24 for details.

2 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

3 The Adviser pays all distribution fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.75%. Acquired Fund Fees are not paid directly by the Funds and are not included in the 0.75% expense limitations. Any material change to this Fund policy would require a vote by shareholders.

5 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Ultra-Small Company Market Fund Expense Example1

	1 Year	3 Years	5 Years	10 Years
Expenses	$78	$243	$422	$942

1 This table is based on last year’s expenses. If a shareholder redeems within six months of purchase, he or she may pay an additional $205 in early redemption fees.

22	Prospectus | October 31, 2009

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Ultra Small Company Market Fund

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of year	$15.33	$20.36	$18.94	$16.96	$16.14

Income (loss) from investment operations:
Net investment income^	0.14	0.14	0.10	0.05	0.02
Net realized and unrealized gain (loss)	(3.88)	(4.49)	1.76	2.48	0.97

Total from investment operations	(3.74)	(4.35)	1.86	2.53	0.99

Less distributions to shareholders:
Net investment income	(0.21)	(0.04)	(0.08)	(0.03)	(0.03)
Net realized gain	(0.89)	(0.65)	(0.37)	(0.53)	(0.15)

Total distributions	(1.10)	(0.69)	(0.45)	(0.56)	(0.18)

Paid-in-capital from redemption fees	0.01	0.01	0.01	0.01	0.01
Net asset value, end of year	$10.50	$15.33	$20.36	$18.94	$16.96

Total Return	(23.47% )‡	(21.72% )‡	10.08%	15.13%	6.12%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$342,923	$721,412	$1,162,416	$1,087,750	$593,883
Ratios to average net assets:
Expenses before waivers and reimbursements	0.79%	0.66%	0.67%	0.65%	0.73%
Expenses after waivers and reimbursements	0.75%	0.66%	0.67%	0.65%	0.73%
Net investment income after waivers and reimbursements	1.27%	0.79%	0.53%	0.27%	0.15%
Portfolio turnover rate	42%	29%	34%	27%	13%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return may have been lower had various fees not been waived during the year.

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ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Ultra-Small Company Market Fund Redemption Fee: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently increase costs for the remaining shareholders. A 2% redemption fee may be charged to shareholders who redeem within six months of a purchase.

For shares that are held through a financial intermediary, in an omnibus or other group account, the Fund relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts.

Redemption fees accrue to the Fund itself, not to the Adviser. Redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind.

24	Prospectus | October 31, 2009

MICRO-CAP LIMITED FUND

BRMCX

Investment Objective: The Micro-Cap Limited Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of micro-cap companies. For purposes of the Fund’s investments, “micro-cap companies” are defined as those: (i) companies that have a market capitalization the size of the second and third smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 8 Index or Cap-Based Portfolio 9 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”). A majority of the stocks in the Fund are listed on NASDAQ. On September 30, 2009, the stocks in this group generally had a market capitalization between $151 million and $551 million. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small-cap but larger than ultra-small. Companies this size typically have 80 to 8,500 employees, produce annual revenues of $12 million to $2.2 billion annually, and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in micro-cap company stocks based on company size at time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in micro-cap company stocks at any point in time.

The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including both “growth” and “value.” Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Fund Closing Commitment: This Fund was closed to new investors on July 7, 2003 when assets exceeded $55 million (see page 81, “Closed Fund Status Definitions”). The Bridgeway Funds’ Board of Directors voted on October 10, 2008 to re-open the

www.bridgeway.com	25

MICRO-CAP LIMITED FUND

BRMCX

Fund to all investors. There is no assurance that this Fund will remain open to new investors should assets increase to historic levels. This feature is crucial to the Fund’s “focus” of investing in a smaller number of companies. Closing at a very low level of assets is also intended to keep the Fund “nimble,” enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

Principal Risk Factors: The market price of micro-cap shares typically exhibit much greater volatility (risk) than large-company shares. In addition, the Fund is focused on a smaller number of companies, which will also likely add to Fund volatility. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Micro-Cap Companies May:

•	have limited resources for expanding or surviving in a newly competitive environment,
•	lack depth of management,
•	have a limited product line, and
•	be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

26	Prospectus | October 31, 2009

MICRO-CAP LIMITED FUND

BRMCX

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of micro-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/09 through 9/30/09 was +12.95%.

Best Quarter: Q2 99, 35.74%            Worst Quarter: Q4 08, -26.74%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	10 Years
Micro-Cap Limited Fund
Return Before Taxes	-41.74%	-6.22%	7.62%
Return After Taxes on Distributions[1]	-41.76%	-7.90%	5.76%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-27.09%	-4.65%	6.64%
CRSP Cap-Based Portfolio 9 Index[2] (reflects no deductions for fees, expenses or taxes)	-36.89%	-4.04%	5.46%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of approximately 600 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index.

www.bridgeway.com	27

MICRO-CAP LIMITED FUND

BRMCX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Micro-Cap Limited Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 62 for more details)	0.39%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.48%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver[3]	0.00%
Net Expenses	0.87%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.85%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Micro-Cap Limited Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses[1]	$89	$278	$482	$1,073

1 The numbers shown do not include the impact of any future potential adjustments to the management fee as a result of the performance-based management fee.

28	Prospectus | October 31, 2009

MICRO-CAP LIMITED FUND

BRMCX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Micro-Cap Limited Fund

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of year	$7.05	$8.56	$11.10	$11.09	$10.75

Income (loss) from investment operations:
Net investment income (loss)^	0.06	0.03	(0.01)	(0.13)	(0.13)
Net realized and unrealized gain (loss)	(2.35)	(1.53)	(0.32)	1.81	2.45

Total from investment operations	(2.29)	(1.50)	(0.33)	1.68	2.32

Less distributions to shareholders:
Net investment income	(0.01)	(0.01)	—	—	—
Net realized gain	—	—	(2.21)	(1.67)	(1.98)

Total distributions	(0.01)	(0.01)	(2.21)	(1.67)	(1.98)

Net asset value, end of year	$4.75	$7.05	$8.56	$11.10	$11.09

Total Return	(32.41% )	(17.49% )‡	(3.37% )	14.72%	22.94%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$24,719	$38,136	$62,244	$80,711	$66,637
Ratios to average net assets:
Expenses before waivers and reimbursements	0.87%	0.75%	0.84%	1.60%	1.75%
Expenses after waivers and reimbursements	0.87%	0.75%	0.84%	1.60%	1.75%
Net investment income (loss) after waivers and reimbursements	1.13%	0.36%	(0.09% )	(1.05% )	(1.27% )
Portfolio turnover rate	151%	147%	133%	125%	87%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return may have been lower had various fees not been waived during the year.

www.bridgeway.com	29

SMALL-CAP GROWTH FUND

BRSGX

Investment Objective: The Small-Cap Growth Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Bridgeway Funds defines “small stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization range for the Russell 2000 Index was $15 million to $3.6 billion as of September 30, 2009. Growth stocks are those the Adviser believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 2000 Growth Index, plus small stocks with similar “growth” characteristics. The Russell 2000 Growth Index includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Adviser selects stocks within the small-cap growth category for the Fund according to proprietary quantitative models. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.

While the Fund is actively managed for long-term return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

30	Prospectus | October 31, 2009

SMALL-CAP GROWTH FUND

BRSGX

Principal Risk Factors: Shareholders of the Small-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is also subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn.

If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of small-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

www.bridgeway.com	31

SMALL-CAP GROWTH FUND

BRSGX

Return from 1/1/09 through 9/30/09 was +11.02%.

Best Quarter: Q4 04, 16.46%            Worst Quarter: Q4 08, -25.43%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	Since Inception (10/31/03)
Small-Cap Growth Fund
Return Before Taxes	-43.48%	-3.44%	-2.83%
Return After Taxes on Distributions[1]	-43.48%	-3.44%	-2.83%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-28.26%	-2.89%	-2.39%
Russell 2000® Growth Index[2] (reflects no deductions for fees, expenses or taxes)	-38.54%	-2.35%	-1.58%
Lipper Small-Cap Growth Index[3] (reflects no deductions for fees, expenses or taxes)	-42.62%	-4.06%	-3.42%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

3 The Lipper Small-Cap Growth Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

32	Prospectus | October 31, 2009

SMALL-CAP GROWTH FUND

BRSGX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Small-Cap Growth Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 62 for more details)	0.56%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.38%
Total Operating Expenses	0.94%
Fee Waiver[3]	0.00%
Net Expenses	0.94%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Small-Cap Growth Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses[1]	$96	$300	$520	$1,155

1 The numbers shown do not include the impact of any future potential adjustments to the management fee as a result of the performance-based management fee.

www.bridgeway.com	33

SMALL-CAP GROWTH FUND

BRSGX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Small Cap Growth Fund***

	For the Year Ended June 30,
	2009	2008	2007		2006		2005
Per Share Data
Net asset value, beginning of period	$13.95	$16.01	$14.75		$12.08		$10.84

Income (loss) from investment operations:
Net investment income (loss)^	0.03	(0.03)	(0.04)		(0.03)		(0.07)
Net realized and unrealized gain (loss)	(5.52)	(2.03)	1.30		2.70		1.31

Total from investment operations	(5.49)	(2.06)	1.26		2.67		1.24

Net asset value, end of period	$8.46	$13.95	$16.01		$14.75		$12.08

Total Return	(39.35% )	(12.87% )‡	8.54%		22.10%		11.44%	‡
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$71,697	$144,668	$172,395		$275,278		$55,704
Ratios to average net assets:
Expenses before waivers and reimbursements	0.94%	0.87%	0.92%		0.81%		1.08%
Expenses after waivers and reimbursements	0.94%	0.87%	0.92%		0.81%		0.94%
Net investment income (loss) after waivers and reimbursements	0.29%	(0.20% )	(0.31%	)	(0.19%	)	(0.68%	)
Portfolio turnover rate	75%	63%	37%		41%		51%

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares, which is currently the only class of shares outstanding.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return would have been lower had various fees not been waived during the period.

34	Prospectus | October 31, 2009

SMALL-CAP VALUE FUND

BRSVX

Investment Objective: The Small-Cap Value Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “small stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization range for the Russell 2000 Index was $15 million to $3.6 billion as of September 30, 2009. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Generally, these are stocks represented in the Russell 2000 Value Index, plus small stocks with similar “value” characteristics. The Russell 2000 Value Index includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Adviser selects stocks within the small-cap value category for the Fund according to proprietary quantitative models. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.

While the Fund is actively managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

www.bridgeway.com	35

SMALL-CAP VALUE FUND

BRSVX

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Small-Cap Value Fund are exposed to above average stock market risk (volatility) and could lose money.

Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

Although value stocks have historically exhibited less volatility than growth companies over longer timeframes, this trend is not true in every shorter period. This might not be true in the future and is unlikely to offset the additional volatility associated with small-cap stocks in general.

If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, value-oriented stocks in an actively-managed fund, while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of small-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

36	Prospectus | October 31, 2009

SMALL-CAP VALUE FUND

BRSVX

Return from 1/1/09 through 9/30/09 was +21.44%.

Best Quarter: Q4 04, 16.20%            Worst Quarter: Q4 08, -28.58%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	Since Inception (10/31/03)
Small-Cap Value Fund
Return Before Taxes	-45.57%	-1.74%	-1.18%
Return After Taxes on Distributions[1]	-45.64%	-1.77%	-1.20%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-29.54%	-1.48%	-1.00%
Russell 2000® Value Index[2] (reflects no deductions for fees, expenses or taxes)	-28.92%	0.27%	1.69%
Lipper Small-Cap Value Index[3] (reflects no deductions for fees, expenses or taxes)	-32.82%	-0.53%	1.01%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

3 The Lipper Small-Cap Value Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

www.bridgeway.com	37

SMALL-CAP VALUE FUND

BRSVX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Small-Cap Value Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (as a percentage of average net assets)
Management Fees (see page 62 for more details)	0.58%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.34%
Total Operating Expenses	0.92%
Fee Waiver[3]	0.00%
Net Expenses	0.92%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Small-Cap Value Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses[1]	$94	$293	$509	$1,131

1 The numbers shown do not include the impact of any future potential adjustments to the management fee as a result of the performance-based management fee.

38	Prospectus | October 31, 2009

SMALL-CAP VALUE FUND

BRSVX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Small-Cap Value Fund***

	For the Year Ended June 30,
	2009	2008	2007		2006		2005
Per Share Data
Net asset value, beginning of period	$15.86	$18.74	$16.02		$12.78		$10.46

Income (loss) from investment operations:
Net investment income (loss)^	0.08	0.03	(0.03)		—		(0.02)
Net realized and unrealized gain (loss)	(6.14)	(2.91)	2.75		3.24		2.34

Total from investment operations	(6.06)	(2.88)	2.72		3.24		2.32

Less distributions to shareholders:
Net investment income	(0.07)	—	—		—		—

Total distributions:	(0.07)	—	—		—		—

Net asset value, end of period	$9.73	$15.86	$18.74		$16.02		$12.78

Total Return	(38.15% )	(15.37% )‡	16.98%		25.35%		22.18%	‡
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$132,229	$331,648	$280,177		$360,120		$68,545
Ratios to average net assets:
Expenses before waivers and reimbursements	0.92%	0.83%	0.88%		0.77%		1.07%
Expenses after waivers and reimbursements	0.92%	0.83%	0.88%		0.77%		0.94%
Net investment income (loss) after waivers and reimbursements	0.75%	0.18%	(0.19%	)	(0.03%	)	(0.32%	)
Portfolio turnover rate	83%	73%	58%		49%		57%

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares, which is currently the only class of shares outstanding.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return would have been lower had various fees not been waived during the period.

www.bridgeway.com	39

LARGE-CAP GROWTH FUND

BRLGX

Investment Objective: The Large-Cap Growth Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization range for the Russell 1000 Index was $362 million to $330 billion as of September 30, 2009. Growth stocks are those the Adviser believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 1000 Growth Index, plus large stocks with similar “growth” characteristics. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Adviser selects stocks within the large-cap growth category for the Fund according to proprietary quantitative models. At least 80% of Fund net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in large-cap stocks at any point in time.

While the Fund is actively managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

40	Prospectus | October 31, 2009

LARGE-CAP GROWTH FUND

BRLGX

Principal Risk Factors: Shareholders of the Large-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market segments.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want to invest in large, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

www.bridgeway.com	41

LARGE-CAP GROWTH FUND

BRLGX

Return from 1/1/09 through 9/30/09 was +26.76%.

Best Quarter: Q4 04, 9.85%            Worst Quarter: Q4 08, -26.49%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	Since Inception (10/31/03)
Large-Cap Growth Fund
Return Before Taxes	-45.42%	-4.46%	-3.70%
Return After Taxes on Distributions[1]	-45.49%	-4.52%	-3.75%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-29.42%	-3.74%	-3.11%
Russell 1000® Growth Index[2] (reflects no deductions for fees, expenses or taxes)	-38.44%	-3.42%	-2.48%
Lipper Large-Cap Growth Index[3] (reflects no deductions for fees, expenses or taxes)	-41.39%	-3.99%	-3.17%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

3 The Lipper Large-Cap Growth Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

42	Prospectus | October 31, 2009

LARGE-CAP GROWTH FUND

BRLGX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Large-Cap Growth Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 62 for more details)	0.49%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.33%
Total Operating Expenses	0.82%
Fee Waiver[3]	0.00%
Net Expenses	0.82%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.84%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Large-Cap Growth Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses[1]	$84	$262	$455	$1,014

1 The numbers shown do not include the impact of any future potential adjustments to the management fee as a result of the performance-based management fee.

www.bridgeway.com	43

LARGE-CAP GROWTH FUND

BRLGX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Large-Cap Growth Fund***

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of period	$13.73	$14.12	$12.11	$11.00	$10.63

Income (loss) from investment operations:
Net investment income (loss)^	0.06	0.06	0.03	0.04	—
Net realized and unrealized gain (loss)	(4.66)	(0.41)	2.02	1.07	0.37

Total from investment operations	(4.60)	(0.35)	2.05	1.11	0.37

Less distributions to shareholders:
Net investment income	(0.07)	(0.04)	(0.04)	—	—

Total distributions:	(0.07)	(0.04)	(0.04)	—	—

Net asset value, end of period	$9.06	$13.73	$14.12	$12.11	$11.00

Total Return	(33.43% )	(2.50% )‡	16.98%	10.09%	3.48%	‡
Ratios & Supplemental Data
Net assets end of period (‘000’s)	$70,534	$174,813	$138,138	$103,861	$42,988
Ratios to average net assets:
Expenses before waivers and reimbursements	0.82%	0.71%	0.78%	0.82%	1.03%
Expenses after waivers and reimbursements	0.82%	0.71%	0.78%	0.82%	0.84%
Net investment income (loss) after waivers and reimbursements	0.63%	0.39%	0.25%	0.31%	(0.04%	)
Portfolio turnover rate	49%	37%	39%	26%	20%

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares, which is currently the only class of shares outstanding.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return would have been lower had various fees not been waived during the period.

44	Prospectus | October 31, 2009

LARGE-CAP VALUE FUND

BRLVX

Investment Objective: The Large-Cap Value Fund (“Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation and some income. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization range for the Russell 1000 Index was $362 million to $330 billion as of September 30, 2009. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Generally, these are stocks represented in the Russell 1000 Value Index, plus large stocks with similar “value” characteristics. The Russell 1000 Value Index includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Adviser selects stocks within the large-cap value category for the Fund according to proprietary quantitative models. At least 80% of Fund net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in large-cap stocks at any point in time.

While the Fund is actively managed for long-term total return, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

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LARGE-CAP VALUE FUND

BRLVX

The income objective of the Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund stocks. However, not all Fund stocks pay dividends.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Large-Cap Value Fund are exposed to significant stock market risk (volatility) and could lose money.

While large-cap stocks have historically exhibited less volatility than small stocks over longer time horizons, the Fund is subject to the risk that large-cap value stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last three to five years or more.

In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund’s value will not keep up with inflation) than some other stock market segments.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to large, value-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

46	Prospectus | October 31, 2009

LARGE-CAP VALUE FUND

BRLVX

Return from 1/1/09 through 9/30/09 was +16.31%.

Best Quarter: Q4 04, 11.11%            Worst Quarter: Q4 08, -18.26%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	Since Inception (10/31/03)
Large-Cap Value Fund
Return Before Taxes	-36.83%	0.11%	1.50%
Return After Taxes on Distributions[1]	-37.05%	-0.29%	1.11%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-23.65%	0.06%	1.25%
Russell 1000® Value Index[2] (reflects no deductions for fees, expenses or taxes)	-36.85%	-0.79%	0.65%
Lipper Large-Cap Value Index[3] (reflects no deductions for fees, expenses or taxes)	-37.00%	-1.90%	-0.46%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

3 The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

www.bridgeway.com	47

LARGE-CAP VALUE FUND

BRLVX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Large-Cap Value Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 62 for more details)	0.52%
Distribution (12b-1) [and/or Service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.46%
Total Operating Expenses	0.98%
Fee Waiver[3]	-0.14%
Net Expenses	0.84%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.84%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Large-Cap Value Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses[1]	$86	$268	$466	$1,037

1 The numbers shown do not include the impact of any future potential adjustments to the management fee as a result of the performance-based management fee.

48	Prospectus | October 31, 2009

LARGE-CAP VALUE FUND

BRLVX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Large-Cap Value Fund***

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of period	$13.63	$17.07	$14.41	$12.70	$11.11

Income (loss) from investment operations:
Net investment income^	0.23	0.22	0.17	0.17	0.14
Net realized and unrealized gain (loss)	(3.89)	(2.94)	2.64	1.69	1.55

Total from investment operations	(3.66)	(2.72)	2.81	1.86	1.69

Less distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.15)	(0.15)	(0.10)
Net realized gain	—	(0.51)	—	—	—

Total distributions	(0.23)	(0.72)	(0.15)	(0.15)	(0.10)

Net asset value, end of period	$9.74	$13.63	$17.07	$14.41	$12.70

Total Return	(26.88)‡	(16.46% )‡	19.57%	14.69% ‡	15.22% ‡
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$27,996	$54,144	$86,095	$87,718	$27,476
Ratios to average net assets:
Expenses before waivers and reimbursements	0.98%	0.80%	0.79%	0.86%	1.10%
Expenses after waivers and reimbursements	0.84%	0.79%	0.79%	0.84%	0.84%
Net investment income after waivers and reimbursements	2.20%	1.38%	1.08%	1.18%	1.24%
Portfolio turnover rate	65%	28%	34%	23%	30%

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares, which is currently the only class of shares outstanding.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return would have been lower had various fees not been waived during the period.

www.bridgeway.com	49

BLUE CHIP 35 INDEX FUND

BRLIX

Investment Objective: The Blue Chip 35 Index Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation, but also some income. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the “Index”), a proprietary Index composed by the Adviser, while minimizing the distribution of capital gains and minimizing costs. Bridgeway Funds defines “ultra-large stocks” as the largest 150 U.S. companies as defined by market capitalization, more commonly known as “blue chip.” The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in blue chip company stocks included within the Index. As of September 30, 2009, more than 99% of the Fund’s net assets were invested this way. The Fund invests in the stocks that comprise the Index and seeks to approximately match the Index composition and weighting. Similar to other index funds, the actual return of this Fund will likely underperform the Bridgeway Ultra-Large 35 Index over the long term by an amount similar to the Fund expenses and transaction costs. The Adviser intends to minimize this difference or “tracking error” by carefully managing costs, reimbursing expenses that exceed 0.15% annually, keeping Fund turnover and transaction expenses low and strongly discouraging market timers and short-term traders from investing in the Fund. The income objective of this Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund companies. However, not all of the companies in the Index pay dividends. The Fund may purchase stock market index futures in order to hedge cash.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Index Composition: The long-term objective of this roughly equally weighted Index is to hold 35 “blue-chip” companies, excluding any tobacco companies and ensuring reasonable industry diversification. At times, however, the Index may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. In order to achieve the balance of a “roughly equally weighted” index, additional weight is periodically given to the stocks with the greatest decline in price. This contrasts with most other “market-cap weighted” indexes, which give more weight to the stocks that have appreciated the most in price. Thus, the Bridgeway Ultra-Large 35 Index is a more “contrarian” or “value-oriented” index structure. Other “market-cap weighted” indexes have characteristics more similar to a “momentum” structure, that is, the more an individual company in the index goes up in price, the higher the weighting assigned to that stock in the index.

50	Prospectus | October 31, 2009

BLUE CHIP 35 INDEX FUND

BRLIX

TRANSLATION

What Are the “Active” Blue Chip Companies in the Index as of September 30, 2009?

Abbot Laboratories

Apple Inc

AT&T Inc

Bank of America Corp

Berkshire Hathaway Inc

Chevron Corp

Cisco Systems Inc

Coca-Cola Co/The

ConocoPhillips

CVS/Caremark Corp

Exxon Mobil Corp

General Electric Co

Goldman Sachs Group Inc

Google Inc

Hewlett-Packard Co

Intel Corp

International Business Machines Corp

Johnson & Johnson

JPMorgan Chase & Co

McDonald’s Corp

Merck & Co Inc

Microsoft Corp

Monsanto Co.

Occidental Petroleum Corp

Oracle Corp

PepsiCo Inc

Pfizer Inc

Procter & Gamble Co

3M Co

Schlumberger Ltd

United Parcel Service Inc

United Technologies Corp

Verizon Communications Inc

Visa Inc

Wal-Mart Stores Inc

Wells Fargo & Co

At the time of Index rebalancing in June 2009, the Index included many of the largest U.S. companies, excluding tobacco companies. These companies are huge, “blue-chip,” well-known names. As of September 30, 2009, Index companies ranged from $48 billion to $403 billion in market capitalization (market size). The Bridgeway Ultra-Large 35 Index is constructed with taxable accounts in mind. The Index’s company composition is reconstituted approximately every two or three years rather than annually. This strategy keeps Index turnover lower than a majority of other indexes. The Index is compiled by the Adviser and reviewed by an independent third party.

Principal Risk Factors: Shareholders of this Fund are exposed to significant stock market related risk (volatility) and could lose money.

While large companies tend to exhibit less price volatility than small companies, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.

The Fund is also subject to the risk that blue chip company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who want to invest in large U.S. companies, incurring low costs, and minimizing their own taxable capital gains income. Due to the low-cost nature of the Fund, it may also be appropriate for long-term investors in tax-deferred accounts, such as IRAs. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

www.bridgeway.com	51

BLUE CHIP 35 INDEX FUND

BRLIX

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of large companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/09 through 9/30/09 was +18.57%.

Best Quarter: Q4 99, +19.47%            Worst Quarter: Q4 08, -19.01%

Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Years	10 Years
Blue Chip 35 Index Fund
Return Before Taxes	-33.30%	-3.06%	-0.94%
Return After Taxes on Distributions[1]	-33.73%	-3.53%	-1.38%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-21.28%	-2.73%	-0.99%
S&P 500 Index[2] (reflects no deductions for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index.

52	Prospectus | October 31, 2009

BLUE CHIP 35 INDEX FUND

BRLIX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Blue Chip 35 Index Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees	0.08%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.25%
Fee Waiver[3]	-0.10%
Net Expenses	0.15%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.15%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waiver remains in effect for all periods presented. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Blue Chip 35 Index Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$15	$48	$85	$192

www.bridgeway.com	53

                                    [GRAPHIC]

BLUE CHIP 35 INDEX FUND

BRLIX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Blue-Chip 35 Index Fund

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of year	$7.21	$8.52	$7.21	$6.86	$7.02

Income (loss) from investment operations:
Net investment income^	0.15	0.19	0.16	0.14	0.14
Net realized and unrealized gain (loss)	(1.51)	(1.39)	1.26	0.32	(0.18)

Total from investment operations	(1.36)	(1.20)	1.42	0.46	(0.04)

Less distributions to shareholders:
Net investment income	(0.19)	(0.11)	(0.11)	(0.11)	(0.12)

Total distributions	(0.19)	(0.11)	(0.11)	(0.11)	(0.12)

Net asset value, end of year	$5.66	$7.21	$8.52	$7.21	$6.86

Total Return‡	(18.77% )‡	(14.28% )‡	19.81% ‡	6.64% ‡	(0.59% )‡
Ratios & Supplemental Data
Net assets end of year (‘000’s)	$188,012	$250,988	$99,082	$42,471	$34,612
Ratios to average net assets:
Expenses before waivers and reimbursements	0.25%	0.22%	0.35%	0.47%	0.56%
Expenses after waivers and reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income after waivers and reimbursements	2.58%	2.35%	1.98%	1.90%	2.07%
Portfolio turnover rate	86%	12%	11%	41%	20%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return would have been lower had various fees not been waived during the period.

54	Prospectus | October 31, 2009

BALANCED FUND

BRBPX

TRANSLATION

What is “short-term risk”?

As it applies to the investment objective, short-term risk is both “market risk” (or “beta”) and “downside risk.” A fund beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the Fund. “Downside risk” is independent of the timing of stock market moves. A “downside risk” of 40% means that the total of all negative monthly fund returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index with dividends reinvested serves as a proxy for the stock market.

Investment Objective: The Balanced Fund (the “Fund”) seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of the Fund’s total assets may be invested in common stocks and options. The Adviser may write covered calls and/or secured puts. Both of these strategies are used to accomplish the same objective. At all times, at least 25% of the Fund’s total assets will be invested in equities. The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

In most market environments, covered calls and secured puts afford the investor some “cushion” against a stock market decline but more limited appreciation potential in a stock market rise. The Fund may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Fund will write options in the amounts the Adviser believes is appropriate in achieving its investment objective. The Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

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TRANSLATION

What are “covered calls” and “secured puts”?

Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Fund will sell a call only on a stock that the Fund owns or against a longer term call with a lower strike price. This is called a “covered” call. A put is a contract to sell a set number of shares of a stock (called the “underlying stock”) on a certain future date at a specified price. A “secured put” indicates that the Fund owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

The second main strategy is fixed-income investments. The Adviser normally invests at least 25% of the Fund’s total assets in fixed-income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser’s appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In addition, the Fund’s strategy with respect to credit rating may vary over time. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. The Adviser anticipates that fixed income investments will largely be limited to U. S. government securities and high quality corporate debt.

To summarize, selling covered call and secured put options reduces the Fund’s volatility and provides some cash flow. The combination of stock and fixed-income investments and the steady cash flow from the sale of call and put options is designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.

TRANSLATION

How does this Fund compare to most bond funds and other balanced funds?

Historically, two types of mutual funds have had volatility comparable to that targeted by this Fund—bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate- and long-term bonds, this Fund should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Fund’s option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Fund seeks to provide an efficient trade-off between short-term risk and return.

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Principal Risk Factors: The Fund’s stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. In addition, the Adviser may not always write options on the full number of shares of stock it owns, thus exposing the Fund to the full market risk of these shares.

Another important risk is that the individual stocks in the Fund may not perform as well as expected.

The Fund invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than large companies.

The Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

In addition, U.S. government obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.

The Fund’s use of futures to manage risk or hedge market volatility are subject to certain additional risks. Futures may not always be successful hedges, their prices can be highly volatile and they may not always successfully manage risk. Using futures could lower the Fund’s total return, and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.

A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Fund’s option strategies may not fully protect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the Fund manager and support personnel.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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In summary, the Fund could experience a loss in the stock, option, and fixed-income portions of its holdings at the same time. Thus, the value of your investment in the Fund may go up or down, which means that you could lose money.

Who Should Invest: The Adviser believes that this Fund is appropriate as a mid to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. It is not an appropriate investment for short-term investors or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of large companies as well as a relevant bond index. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/09 through 9/30/09 was +8.51%.

Best Quarter: Q2 03, +8.30%            Worst Quarter: Q4 08, -9.19%

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Average Annual Total % Returns as of 12/31/08

Fund / Index	1 Year	5 Year	Since Inception (6/30/01)
Balanced Fund
Return Before Taxes	-19.38%	1.07%	2.13%
Return After Taxes on Distributions[1]	-20.95%	0.20%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-11.83%	0.55%	1.53%
Bloomberg/EFFAS Bond Index[2] (reflects no deductions for fees, expenses or taxes)	6.70%	4.01%	4.29%
S&P 500 Index[3] (reflects no deductions for fees, expenses or taxes)	-37.00%	-2.19%	-2.18%
Balanced Benchmark[4] (reflects no deductions for fees, expenses or taxes)	-10.78%	1.71%	2.01%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the one- to three-year U.S. Government bond market. It is not possible to invest directly in an index.

3 The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested.

4 Balanced Benchmark is a combined index, computed by the Adviser, of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government one- to three-year Total Return Bond Index. It is not possible to invest directly in an index.

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Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Balanced Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees	0.60%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Acquired Fund Fees and Expenses[4]	0.00%	[5]
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.01%
Fee Waiver[3]	-0.07%
Net Expenses	0.94%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2009. Changes in the Fund’s net assets may increase or decrease future expense ratios.

2 The Adviser pays all distribution fees.

3 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

4 Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of fees and expenses charged by any underlying funds in which the Fund may invest.

5 Less than 0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Balanced Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$96	$300	$520	$1,155

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Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Balanced Fund

	For the Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of year	$12.58	$12.95	$12.65	$11.92	$11.30

Income (loss) from investment operations:
Net investment income^	0.18	0.29	0.28	0.22	0.14
Net realized and unrealized gain (loss)	(1.69)	(0.49)	0.44	0.73	0.66

Total from investment operations	(1.51)	(0.20)	0.72	0.95	0.80

Less distributions to shareholders:
Net investment income	(0.36)	(0.17)	(0.27)	(0.11)	(0.08)
Net realized gain	(0.52)	—	(0.15)	(0.11)	(0.10)

Total distributions	(0.88)	(0.17)	(0.42)	(0.22)	(0.18)

Net asset value, end of year	$10.19	$12.58	$12.95	$12.65	$11.92

Total Return	(11.66% )‡	(1.57% )‡	5.87% ‡	8.01%	7.15% ‡
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$47,299	$75,417	$87,056	$85,340	$42,264
Ratios to average net assets:
Expenses before waivers and reimbursements	1.01%	0.88%	0.98%	0.94%	1.19%
Expenses after waivers and reimbursements	0.94%	0.88%	0.94%	0.94%	0.94%
Net investment income after waivers and reimbursements	1.72%	2.23%	2.16%	1.81%	1.20%
Portfolio turnover rate	51%	44%	27%	51%	126%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

‡ Total return would have been lower had various fees not been waived during the period.

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MANAGEMENT OF THE FUNDS

The Board of Directors of Bridgeway Funds oversees the Funds’ management, decides on matters of general policy and reviews the activities of the Funds’ Adviser. Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, acts as the investment adviser (the “Adviser”) to the Funds pursuant to a Management Agreement approved by the Board of Directors. A discussion regarding the basis for the Board of Directors approving the Management Agreement for each Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2009.

The Adviser is a Texas corporation that was organized in 1993. John Montgomery is Vice President of Bridgeway Funds and President of Bridgeway Capital Management, Inc. Michael Mulcahy is President of Bridgeway Funds and a Director and officer of the Adviser. Richard P. Cancelmo, Jr. (“Dick”) is Vice President of Bridgeway Funds and an officer of the Adviser. The Adviser has managed the affairs of Bridgeway Funds since inception of the first Fund offerings. The Adviser’s investment management team (see page 64) selects the securities of all eleven Funds through proprietary models developed by the Adviser.

The Adviser is responsible for the investment and reinvestment of Bridgeway Funds’ assets and provides personnel and certain administrative services for operation of the Funds’ daily business affairs. It formulates and implements a continuous investment program for each Fund consistent with its investment objectives, policies and restrictions. For the fiscal year ended June 30, 2009, the Adviser received the following investment management fee rates, after taking into account any applicable management fee waivers and performance fee adjustments:

Management Fee for the fiscal year ended June 30, 20091

Portfolio	Total Management Fee	Performance-based Management Fee Range[2]
Aggressive Investors 1 Fund	0.05%	0.20 to 1.60%
Aggressive Investors 2 Fund	0.91%	0.60 to 1.20%
Ultra-Small Company Fund	0.91%	NA
Ultra-Small Company Market Fund	0.46%	NA
Micro-Cap Limited Fund	0.39%	0.20 to 1.60%
Small-Cap Growth Fund	0.56%	0.55 to 0.65%
Small-Cap Value Fund	0.58%	0.55 to 0.65%
Large-Cap Growth Fund	0.49%	0.45 to 0.55%
Large-Cap Value Fund	0.38%	0.45 to 0.55%
Blue Chip 35 Index Fund	0.00%	NA
Balanced Fund	0.53%	NA

1 All fees in this table are expressed as a percentage of net assets.

2 Performance-based fee adjustments are calculated based on the Fund’s average daily net assets over the most recent five-year period ending on the last day of the quarter. If stated in terms of current year net assets (as in the financial highlights table) the effective performance fee rate can be less than or higher than this fee range.

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MANAGEMENT OF THE FUNDS

TRANSLATION

Who Manages the Bridgeway Funds?

Bridgeway Capital Management is the Adviser for all eleven Bridgeway Funds. The Adviser is responsible for all investment decisions subject to the investment strategies, objectives and restrictions applicable to each Fund. Nine Funds are actively managed. The other two Funds are more passively managed, and seek to track two distinct indexes.

Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund have management fees that are comprised of a base fee, which is applied to average annual net assets, and a performance fee adjustment, which depends on performance relative to a market index over the last 5 years, and is applied to average net assets over this performance period.

As a result, management fees expressed as a percent of net assets in the Fund fee tables and the table above are a function of both current and historic average net assets. Therefore, any projections of management fees cannot be done with certainty since the impact of performance, redemptions and purchases on future assets is not known.

TRANSLATION

How Are the Actively Managed Funds Managed?

The Adviser uses multiple quantitative models to make investment decisions. For the actively managed Funds, these models were originally developed by the Adviser and are maintained by the Investment Management Team. Although the models are proprietary, some information may be shared for the investor’s understanding:

The Adviser uses multiple, multi-factor models to manage the Funds. The Adviser looks at stocks from a variety of different perspectives using different models seeking to “dampen” some of the volatility inherent in each model and style. A confluence of favorable factors within a single model results in a stock being included as a model “buy.”

The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

The Adviser does not talk to company management or Wall Street analysts for investment ideas. Examples of model inputs include timely, publicly available financial and technical data from objective sources, thus avoiding the emotions or biases of third parties.

The Adviser never times the market or incorporates macro-economic prognostication.

The Adviser seeks to avoid bad data. The Adviser seeks to “tip the scales” in the Funds’ favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

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The ranges above assume current assets equal average assets over the performance period. The Adviser seeks to protect shareholders from much higher than expected management fees that could result from this formula by contractually agreeing to expense limitations on these Funds.

The fee for Ultra-Small Company Fund and the base fee for Micro-Cap Limited Fund are calculated as follows: $0 to $27.5 million in net assets, the fee is 0.90%. From $27.5 million to $55.0 million, the fee is $495,000 subject to a maximum of 1.49%. From $55 million to $250 million, the fee is 0.90%. From $250 million in assets the fee decreases to 0.875%, and above $500 million it decreases to 0.850%. Please see the Statement of Additional Information for more detail on the management fee calculations.

Who is the Investment Management Team?

Investment decisions for each Fund are based on multiple quantitative models run by the Investment Management Team. These models can apply to multiple funds, and each Fund relies on multiple models. Therefore, the Investment Management Team is organized across two dimensions—models and Funds. First, each team member is trained on a set of quantitative models, and each model has a primary and secondary “practitioner.” Second, each team member is assigned one or more Funds for which he or she is responsible for such things as cash flow management, tax management, and risk management. Procedures are documented to the degree that, theoretically, any one of four team members could manage a given model or Fund. Roles and responsibilities rotate across models and portfolios to build team depth and skills. Modeling research is designed, presented, and scrutinized at the team level.

All Funds except Balanced Fund

Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio (except the Balanced Fund which is addressed below):

John Montgomery is the investment management team leader for all of the Bridgeway Funds except for Balanced Fund and has held that position since each Fund’s inception. John founded the Adviser in 1993. He holds a BA in Engineering and Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA and investment management team member, began working at the Adviser in 1998. Her responsibilities include portfolio construction, cash flow management, tax management and risk management as well as investment research and quantitative model operation and maintenance. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

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Michael Whipple, CFA and investment management team member, began working at the Adviser in 2002. His responsibilities include portfolio construction, cash flow management, tax management and risk management as well as investment research and quantitative model operation and maintenance. He holds a BS in Accountancy and Finance from Miami University in Ohio. A Certified Public Accountant and Certified Internal Auditor, Michael worked in auditing from 1996 to 2000 before attending the University of Chicago from 2000 to 2002, where he earned his MBA.

Rasool Shaik, CFA and investment management team member began working for the Adviser in 2006 after earning an MBA with Honors from the University of Chicago Graduate School of Business, which he attended from 2004 to 2006. His responsibilities include quantitative investment management research and analysis, quantitative model operation and maintenance, and portfolio construction for the Adviser. He holds a BS in Metallurgical Engineering from Indian Institute of Technology (IIT) Bombay, India and an MS in Metallurgical & Materials Engineering from Michigan Technological University, Houghton, Michigan. Prior to business school, from 1997 to 2004, Rasool developed software algorithms to manage complex supply chains.

Balanced Fund

While the team above provides support for the equity investments in the Balanced Fund, another investment team member, Richard Cancelmo, is primarily responsible for the day-to-day management of the Balanced Fund.

Richard P. Cancelmo, Jr. (“Dick”) has been the portfolio manager of Balanced Fund since its inception in 2001. Dick has been employed by the Adviser in research and trading since February 2000. He was employed by Cancelmo Capital Management, Inc., the investment adviser to West University Fund, prior to joining the Adviser.

Additional Information About Investment Management Team Members

The Bridgeway Funds’ Statement of Additional Information provides information about the compensation of Mr. Montgomery and Mr. Cancelmo, as well as ownership in the Funds and other accounts managed by the Investment Management Team members.

Who is Bridgeway Capital Management?

Bridgeway Capital Management was incorporated in 1993. The advisory firm has a very lean cost structure, relying heavily on technology and a small but very talented and dedicated team of partners. The Adviser has an unusual corporate culture with a high-energy, positive, and cost-conscious atmosphere where all staff members are viewed as partners. Stressing process and results over titles and status, no partner, including the President, can make more than seven times the total compensation of the lowest paid partner. The firm ascribes to four business values: integrity, investment performance, cost efficiency and service.

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Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Due to actual or perceived conflicts of interest, neither Bridgeway Funds nor the Adviser:

•	takes part in directed brokerage arrangements,
•	participates in any soft dollar arrangements, or
•	has a brokerage relationship with any affiliated organization.

Selective Disclosure of Portfolio Holdings

A description of the Bridgeway Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

Code of Ethics

Pursuant to Rule 17j-1 of the Investment Company Act of 1940, Bridgeway Funds and the Adviser have adopted a Code of Ethics that applies to the personal trading activities of their staff members.

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SHAREHOLDER INFORMATION

TRANSLATION

What’s the Big Deal About the Code of Ethics?

The Adviser takes ethical issues very seriously. We seek to minimize conflicts of interest (when possible) and may, in some cases, completely avoid them. We are willing to walk away from certain revenue generating activities to reduce conflicts of interest between Bridgeway Funds and the Adviser. We take steps to more closely align the interests of the Adviser with those of the shareholders (i.e., performance-based fees).

Fund managers are encouraged to invest in shares of the Funds and are not allowed to purchase shares of equity securities that the Funds might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Funds and may only trade shares of equity securities within stringent guidelines contained in the Code of Ethics.

Copies of the Code of Ethics may be obtained from our website under Forms & Literature. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Funds or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Funds.

Net Asset Value (NAV)

The net asset value per share of each Fund is the value of the Fund’s investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. The value of the Fund’s securities is determined by the market value of these securities. Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: 1) Bid prices for long positions, ask prices for short positions on home exchanges, and 2) Bid prices for long positions, ask prices for short positions on other exchanges.

In determining the NAV, each Fund’s assets are valued primarily on the basis of market quotations as described above. However, the Board of Directors has adopted procedures for making “fair value” determinations if market quotations are not readily available. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board of Directors. Fair value pricing generally is used most often for pricing a fund’s foreign securities holdings that are traded on foreign securities exchanges. If there is a trading halt on a

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security or some other circumstance, the Adviser’s staff will use its best efforts to research the reasons for the absence of a closing price. The Adviser will contact at least one board member with pricing proposals as soon as possible if the value of the security is more than 1.5% of a Fund’s net asset value based on the most recent full day the security traded. Below this amount, a “fair value” price will be determined by a pricing team comprised of at least two members of the Adviser’s investment management and trading staff. In the absence of further news, other information or resumption of trading, this price will be used until the next Board meeting. If there are multiple trading halts in one Fund, at least one board member will be contacted for fair value pricing if the total of all trading halts is more than 1.5% of net assets based on the most recent full day each individual security traded. If the value of the security based on the most recent full day the security traded is less than or equal to 1.5% of the total net asset value of the Fund and the market value of the holding based on the previous days’ closing price is less than $0.01 times the previous days Fund shares outstanding, any two members or backup members of the pricing team may price the security. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Because the Funds charge no sales loads, the price you pay for shares is the Fund’s NAV. The Funds are open for business every day the New York Stock Exchange (“NYSE”) is open. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received. The NAV is calculated for each Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. The NAV of each Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Independent Directors.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and

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account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors of the Funds has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Funds.

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. The Funds reserve the right to reject or restrict any specific purchase and exchange request with respect to market timers and reserves the right to determine, in their sole discretion, that an individual, group or entity is or has acted as a market timer. The Funds generally define short-term trading as purchase and redemption activity, including exchanges, that exceed two “round trips” per calendar year. The Funds may also take trading activity that occurs over longer periods into account if a Fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Funds, including:

•	potential dilution in the value of Fund shares,
•	interference with the efficient management of a Fund’s portfolio, and
•	increased brokerage and other transaction costs.

Certain Funds such as Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Aggressive Investors 1, Small-Cap Growth and Small-Cap Value Funds, may invest in equities that have low liquidity and therefore may be more susceptible to these risks. In addition, Funds such as Blue Chip 35 and Ultra-Small Company Market Funds are designed to track certain indices or markets and also may be exposed to greater risk due to short-term and excessive trading.

The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) monitoring trade activity; and (ii) assessing a redemption fee for short-term trading for certain Funds as described earlier in this prospectus.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Funds by an investor is detected, the Adviser may prohibit that investor from future purchases in the Funds or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their

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application. The Adviser seeks to make such determinations in a manner consistent with the interests of the Funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries (see discussion below).

Market timing through financial intermediaries. Shareholders are subject to the Funds’ policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Funds or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Funds for trading on behalf of its customers. To the extent required by applicable regulation, the Funds (or an agent of the Funds) enter into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Funds (or an agent of the Funds) monitor accounts of financial intermediaries and will encourage financial intermediaries to apply the Funds’ policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity, enforce the Funds’ policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially harmful to a Fund. For example, should it occur, the Funds may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Funds’ policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Funds’ policy and may be rejected in whole or in part by the Funds. However, there can be no assurance that the Funds will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. Finally, it is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Funds.

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Revenue Sharing

The Adviser, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. These payments would be in addition to any other payments described in this Prospectus. The amount of the payment may be different for different agents. These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments. These payments may create an incentive for the recipient to recommend or sell shares of a Fund to you. The Board of Directors of the Bridgeway Funds will monitor these revenue sharing arrangements as well as the payment of management fees paid by the Funds to ensure that the levels of such management fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by the Adviser.

Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest. Notwithstanding the payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Also notwithstanding these arrangements, the Adviser routinely declines to participate in the most expensive “no-transaction fee” arrangements and is therefore excluded from participation in some of the highest profile “pay to play” distribution arrangements.

Purchasing Shares

You may purchase shares using one of the options described below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information. The minimum initial investment in any Fund is $2,000, the subsequent investment minimum is $100 and the systematic purchase plan minimum is $50. However, some retirement plans may have lower minimum initial investments.

Directly From the Funds

Buying Shares. You can purchase shares directly from a Fund by either completing an application online at www.bridgeway.com or by completing and submitting an application, which can be obtained on our website, or by calling 1-800-661-3550. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or cash equivalents (for example, money order, traveler’s check, starter check or credit card check.)

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Checks. Checks must be made payable to “Bridgeway Funds.”

Automated Clearing House (“ACH”). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount.

Wires. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Funds. Your financial institution may charge a fee for this service.

From Fund Marketplaces

Shareholders may purchase and redeem Bridgeway Funds through most mutual fund marketplaces. A list of marketplaces where you can buy shares of the Fund can be found at www.bridgeway.com under “How to Invest” then “Purchase Options.” Many Bridgeway Funds’ investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. Account minimums and other terms and conditions may apply. Check with each marketplace for a more complete list of fees that you may incur.

From Financial Service Organizations. You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).

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Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts. Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	Instructions must be signed by all persons exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities	Submit a secretary’s (or similar) certificate covering incumbency and authority.
Trusts	The trust must be established before an account can be opened. Provide the first and signature pages from the trust document identifying the trustees.

Investment Procedures

How to Open an Account	How to Add to Your Account
By check • Obtain an application by mail, fax or from our website. • Complete the application and any other required documentation. • Mail your application and any other documents and your check.	By check • Complete an investment slip from a confirmation statement or write us a letter. • Write your account number and Fund on your check • Mail the slip or letter and your check.

By wire

•    Obtain an application by mail, fax or from our website.

•    Complete the application and any other required documentation.

•    Call us to fax the completed application and documentation. We will open the account and assign an account number.

•    Instruct your bank to wire your money to us.

•    Mail us your original application and any other documentation.

By wire • Call us to notify us of your incoming wire. • Note your fund and account number in the memo portion of your wire request. • Instruct your bank to wire your money to us.

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Investment Procedures (continued)

How to Open an Account	How to Add to Your Account

Online

•    Logon to our website www.bridgeway.com .

•    Click the link “How to Invest” then Open an Account Online.”

•    Complete the online application.

•    We will electronically debit your purchase from your selected financial institution account.

Online

•    Logon to our website www.bridgeway.com .

•    Click the link “Shareholder Login.”

•    Login to your account.

•    Select the account you wish to place a purchase in.

•    Click the link “Purchase.”

•    Follow the online steps.

•    We will electronically debit your purchase from your selected financial institution.

By automatic monthly ACH payment

•    Set-up can be done during the new account application process.

•    Online after logging on to your account under the link “Account Detail” then clicking the link at the bottom of the page “Purchases.”

•    Write us to request an ACH providing us with your fund account number, dollar amount of the ACH, day of month you want the transaction to be processed on along with the bank name, address, ABA and account number, and type of banking account the funds will be drawn from.

Canceled or Failed Payments. The Funds accept checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the transfer agent, and the Funds may redeem shares you own in the account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Funds reserve the right to refuse purchase orders for any reason. For example, the Funds may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of a Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Funds effectively.

REDEEMING SHARES

Selling Shares. The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Funds have not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

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How to Sell Shares from Your Account

By Mail:

Prepare a written request including:

•	Your name(s) and signature(s)
•	Your account number
•	The Fund name
•	The dollar amount or number of shares you want to sell
•	How to send your proceeds (by check or wire)
•	Obtain a Medallion signature guarantee (See “Medallion Signature Guarantee Requirements”)
•	Obtain other documentation (See “Medallion Signature Guarantee Requirements”)
•	Mail your request and documentation

By Wire:

•	Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more
•	Call us with your request (unless you declined telephone privileges on your account application) (See “By Telephone”) or
•	Mail us your request (See “By Mail”)

By Telephone:

•	Call us with your request (unless you declined telephone privileges on your account application)

Provide the following information:

•	Exact name(s) in which the account is registered
•	Your account number
•	Additional form of identification

Your proceeds will be:

•	Mailed to you or
•	Wired to you (unless you did not provide bank account information on your account application) (See “By Wire”)

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order, as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Wire Redemptions. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

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Medallion Signature Guarantee Requirements. To protect you and the Funds against fraud, certain redemption options will require a Medallion signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Funds and the transfer agent will need written instructions signed by all registered owners, with a Medallion signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Check redemption from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption or exchange options.
•	The Funds and the transfer agent reserve the right to require a Medallion signature guarantee(s) on all redemptions.

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts with Bridgeway Funds that are valued at less than $1,000, the Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Accounts. While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more, especially for Bridgeway’s smaller-cap funds. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt a Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Funds reserve the right to pay part or all of the redemption proceeds above $250,000 in kind (i.e., in securities, rather than in cash). Redemptions in kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

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EXCHANGING SHARES

Exchange Privileges

You may sell your Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone or in writing, unless you declined telephone privileges on your account application. For a list of Funds available for exchange, please consult this prospectus or our website, www.bridgeway.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase, they may have tax consequences.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange Shares from Your Account

By Mail:

Prepare a written request including:

•	Your name(s) and signature(s)
•	Your account number
•	The Fund names you are exchanging
•	The dollar amount or number of shares you want to sell (and exchange)
•	Mail your request and documentation

By Telephone:

•	Call us with your request (unless you declined telephone authorization privileges on your account application)

Provide the following information:

•	Your account number
•	Exact name(s) in which the account is registered
•	Additional form of identification

MISCELLANEOUS INFORMATION

Retirement Accounts. The Funds offer IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Tax-Sheltered Retirement Plans. Shares of the Funds may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact Bridgeway Funds or the marketplaces previously described.

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Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Householding. To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December. The Funds may occasionally be required to make supplemental distributions at some other time during the year. All dividends and distributions in full and fractional shares of the Funds will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.” For example, if you buy 500 shares in a Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

How Distributions Are Taxed. The tax information in this prospectus is provided as general information. You should contact your tax advisor about the federal and state tax consequences of an investment in any of the Funds.

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In general, if you are a taxable investor in a taxable account, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. A Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

How Transactions Are Taxed. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a redemption. Tax-advantaged retirement accounts will not be affected.

Taxes Withheld. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Tax Efficiency

The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that return is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Fund through December 31, 2008. It assumes that a shareholder was invested in the Fund for the full period since inception, had paid taxes at the maximum federal marginal rates and continues to hold the shares. Currently, these rates are 35% for income, 35% for short-term capital gains, and 15% for long-term capital gains (securities held for more than one year). These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have appreciated in value but have not been sold. It also ignores the taxes an individual would pay if they sold their shares. The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of the calendar year, December 31, 2008.

Bridgeway Funds Tax Efficiency

Fund	% Tax Efficiency for Shares Held	% Tax Efficiency for Shares Sold
Aggressive Investors 1 Fund (BRAGX)	89.04%	89.20%
Aggressive Investors 2 Fund (BRAIX)	79.46%	100%
Ultra-Small Company Fund (BRUSX)	84.13%	88.35%
Ultra-Small Company Market Fund (BRSIX)	95.51%	89.51%
Micro-Cap Limited Fund (BRMCX)	77.63%	87.50%
Small-Cap Growth Fund (BRSGX)	100.00%	118.41%
Small-Cap Value Fund (BRSVX)	98.33%	118.00%
Large-Cap Growth Fund (BRLGX)	98.67%	118.97%
Large-Cap Value Fund (BRLVX)	74.00%	83.33%
Blue Chip 35 Index Fund (BRLIX)	79.90%	76.56%
Balanced Fund (BRBPX)	68.54%	71.83%

The active management style of Ultra-Small Company Fund, Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Balanced Fund may make these Funds less tax-efficient than Blue Chip 35 Index Fund and Ultra-Small Company Market Fund. Blue Chip 35 Index Fund and Ultra-Small Company

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Market Fund have been extremely tax efficient. Bridgeway’s “Four Corners” Funds (Small-Cap Growth, Small Cap Value, Large Cap Growth and Large Cap Value) have been on the relatively tax efficient end of the spectrum.

The Blue Chip 35 Index Fund has not distributed capital gains in the eleven years since inception; we expect none in the twelfth year. However, Blue Chip 35 Index Fund does distribute taxable dividend income.

Closed Fund Status Definitions

The Adviser may recommend that certain Funds be closed to new investments from time to time to better control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” or “Open to Existing Investors—Direct Only” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established procedures to review exceptions and to maintain this policy. The Funds’ Chief Compliance Officer must approve any investments in closed Funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Adviser’s separately managed accounts in the same style as a Fund. A specific style (such as “aggressive investors 1”) would typically be closed to new separate accounts managed by the Adviser at the same time as the Fund closes to new accounts. However, additional “capacity” of a style could be opened to new separate accounts and not new Fund accounts if certain conditions are generally met.

Eligible Investments into Funds Closed to New Investors (Open to Current Accounts)

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.
•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.
•

Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.

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•	Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.
•

Financial advisers with existing accounts, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients. However, advisers who advertise or communicate broadly the availability of Bridgeway closed Funds may not be permitted to purchase additional shares.

•

Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

Eligible Investments into Funds Closed to New Investors and Current Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.
•

Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.

Note: The Ultra-Small Company Fund is only available to current investors and additional shares can only be purchased directly from Bridgeway Funds.

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For More Information

Bridgeway Funds’ Statement of Additional Information, contains more detail about policies and practices of the Funds and the Adviser, Bridgeway Capital Management, Inc. It is “the fine print,” and is incorporated here by reference and is legally part of the prospectus.

Shareholder Reports, such as the Funds’ annual and semi-annual reports, provide a closer look at the market conditions and investment strategies that have significantly affected Fund performance during the most recent period. They provide details of our performance vs. performance benchmarks, our top ten holdings (for our actively-managed funds), a detailed list of holdings twice annually, and more about the Adviser’s investment strategy. While these letters are usually a bit long (and sometimes lively), the first few sentences tell you how the Fund performed in the most recent period and the Portfolio Manager’s assessment of it. You won’t get a lot of mumbo jumbo about the economy, claims of brilliance when it’s going well, or whitewashing performance when it’s not going well.

Other documents, for example the Code of Ethics, are also available.

To contact Bridgeway Funds for a free electronic or printed copy of these documents or for your questions:

•	Consult our website: www.bridgeway.com
•	E-mail us at: funds@bridgeway.com
•	Write to us: Bridgeway Funds, Inc.

c/o Citi Fund Services Ohio, Inc

P.O. Box 182218

Columbus, Ohio 43218-2218

Call us at: 800-661-3550, or in Houston at 713-661-3500.

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Bridgeway Funds’ Investment Company Act file number is 811-08200.

BRIDGEWAY FUNDS, INC. c/o Citi Fund Services Ohio, Inc. P.O. Box 182218 Columbus, Ohio 43218-2218 713-661-3500 800-661-3550	INDEPENDENT ACCOUNTANTS Briggs, Bunting & Dougherty, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

DISTRIBUTOR Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, ME 04101	LEGAL COUNSEL Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103

185-PU-10/09

BRIDGEWAY FUNDS, INC.

Statement of Additional Information

Dated October 31, 2009

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Bridgeway Funds, Inc. (“Bridgeway Funds”), dated October 31, 2009 as may be supplemented from time to time. This SAI relates to each series (each a “Fund” and collectively, the “Funds”) of Bridgeway Funds listed below. All eleven Funds, listed below, are discussed in the Prospectus and the SAI.

1.	Aggressive Investors 1 Fund

2.	Aggressive Investors 2 Fund

3.	Ultra-Small Company Fund

4.	Ultra-Small Company Market Fund

5.	Micro-Cap Limited Fund

6.	Small-Cap Growth Fund

7.	Small-Cap Value Fund

8.	Large-Cap Growth Fund

9.	Large-Cap Value Fund

10.	Blue Chip 35 Index Fund

11.	Balanced Fund

A copy of the Prospectus may be obtained directly from Bridgeway Funds at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500, or from our website at www.bridgeway.com.

Each Fund’s audited financial statements, included in its most recent annual report to shareholders, are expressly incorporated by reference and made a part of this SAI.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 1 of 51

HISTORY OF BRIDGEWAY FUNDS

Bridgeway Funds is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. The Board of Directors of Bridgeway Funds approved formally changing the Corporation’s name to Bridgeway Funds, Inc. on June 25, 2003. Bridgeway Funds is organized as an open-end, registered investment company. Various series of Bridgeway Funds were added on the dates listed below.

FUND	INCEPTION DATE	COMMENTS

Aggressive Investors 1 Fund	August 5, 1994	Closed to New Investors - See section “Closed Funds”

Aggressive Investors 2 Fund	October 31, 2001

Ultra-Small Company Fund	August 5, 1994	Open to Existing Investors - Direct Only - See section “Closed Funds”

Ultra-Small Company Market Fund	July 31, 1997

Micro-Cap Limited Fund	June 30, 1998

Small-Cap Growth Fund	October 31, 2003

Small-Cap Value Fund	October 31, 2003

Large-Cap Growth Fund	October 31, 2003

Large-Cap Value Fund	October 31, 2003

Blue Chip 35 Index Fund	July 31, 1997

Balanced Fund	June 30, 2001

Each Fund is a diversified fund as defined in the Investment Company Act of 1940 (the “1940 Act”).

INVESTMENT OBJECTIVES

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund

The investment objective of the Aggressive Investors 1 Fund and Aggressive Investors 2 Fund is to exceed stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The Standard and Poor’s 500 Composite Stock Price Index, with dividends reinvested (the “S&P 500 Index”) serves as a proxy for the “stock market” in this objective.

In accordance with the Funds’ investment objective, the total risk of Aggressive Investors 1 and 2 Funds over longer periods of time is intended to approximate that of the stock market. However, these Funds’ returns over shorter periods of time such as months, quarters and sometimes years can frequently be (and have historically been) more volatile than the market. Thus, to achieve the risk characteristics intended for these Funds, shareholders will likely need to hold their shares over longer periods of time, and these Funds are inappropriate for short-term investors.

Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, and Large-Cap Growth Fund

The investment objective of the Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, and Large-Cap Growth Fund is to provide long-term total return of capital, primarily through capital appreciation.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 2 of 51

Large-Cap Value Fund and Blue Chip 35 Index Fund

The investment objective of the Large-Cap Value Fund and Blue Chip 35 Index Fund is to provide long-term total return of capital, primarily through capital appreciation, and some income.

Balanced Fund

The investment objective of the Balanced Fund is to provide a high current return with short-term risk less than or equal to 40% of the stock market. The S&P 500 Index, with dividends reinvested serves as a proxy for the “stock market” in this objective.

General

There can be no assurance that any of the Funds will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by Bridgeway Capital Management, Inc., the Funds’ investment adviser (“Bridgeway Capital Management” or the “Adviser”), in the actively managed Funds, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis.

The Adviser is always mindful of the tax implications of each investment and may engage in “tax management” of each Fund when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Fund turnover. The management style of Ultra-Small Company Fund, Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Balanced Fund may make these Funds less tax-efficient than Ultra-Small Company Market Fund and Blue Chip 35 Index Fund. The Adviser uses similar tax management in the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund. Please see the “Tax Efficiency” section of the Prospectus for the relative tax efficiency of each Fund and for more details.

INVESTMENT STRATEGIES

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in “Risk Factors” in the Prospectus and this Statement of Additional Information. The Funds’ exposure to market risk will vary over time. Using hedging strategies, their exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by each Fund’s estimated beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the Fund. “Negative correlation to the market” means that if the market goes up, the value of the Fund goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Adviser feels the Fund is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of Aggressive Investors 1 Fund’s or Aggressive Investors 2 Fund’s net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required for establishing such positions in any one commodity may not exceed 2% of a Fund’s net assets. Subject to these two limiting constraints and applicable laws, these Funds may invest in commodity futures and options for the purpose of diversification in line with the stated investment objective.

Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund

The Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume one of these Funds were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date. The Fund could take a long position in stock index futures provided that the underlying value of securities represented by the futures did not exceed the amount of Fund cash. In no case will the use of futures in this way exceed 35% of a Fund’s total assets.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 3 of 51

Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund

The Adviser selects stocks within the small-cap growth, small-cap value, large-cap growth and large-cap value categories according to proprietary quantitative models. The Adviser normally invests at least 80% of each Fund’s net assets (plus borrowings for investment purposes) in stocks from among those categories at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While these four Funds are managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of this strategy through the aggressive use of tax management techniques. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. Successful application of this method is intended to result in more tax efficient funds than would otherwise be the case. Excluding turnover related to tax management, these Funds should normally have lower turnover and be more stable in composition than Bridgeway Funds’ actively managed (high turnover) Funds.

The income objective of the Large-Cap Value Fund is a secondary objective achieved almost exclusively from dividends paid by Fund stocks. However, not all Large-Cap Value Fund stocks pay dividends.

Blue Chip 35 Index Fund

The Blue Chip 35 Index Fund seeks to track the Bridgeway Ultra-Large 35 Index with a degree of accuracy resulting in a correlation coefficient between the Fund and the underlying index of at least 0.95. When this standard is not met, the Adviser will apprise Bridgeway Funds’ Board of Directors of proposed actions and timeframes to bring the Fund back into line with the standard.

Balanced Fund

The Balanced Fund may write (sell) option contracts. The Fund will not sell uncovered calls. In return for the premium received, a covered call option writer, during the term of the option, is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice, he cannot effect a closing purchase transaction. If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

The Balanced Fund may also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund’s sale of a put option to a third party for a premium and the Fund’s concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option’s exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

The Balanced Fund will only write secured put options in circumstances in which the Fund desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Fund are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation (the “OCC”). When the Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. The Fund’s potential gain on a put option is limited to the interest earned on the liquid assets securing the put option, plus the premium received from the purchaser of the put option. The Fund also risks a loss equal to the entire value of the stock.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 4 of 51

RISK FACTORS

A discussion of risk for each of the Funds appears in the Prospectus.

Securities Lending

The Funds may lend their securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral on a current basis must equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. As a general matter, securities on loan will not be recalled to facilitate proxy voting. However, the Funds can exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Funds continue to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with the Funds’ investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Funds will recognize any gain or loss in the market value of the securities during the loan period.

Investment of Securities Lending Collateral

The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics, including: bank obligations; commercial paper; repurchase agreements; and U.S. government securities. These types of investments are described elsewhere in the SAI. Collateral may also be invested in an unaffiliated money market mutual fund or institutional money market trust.

Registered Investment Companies

Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies (except as otherwise indicated below under “Exchange-Traded Funds”). The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of the investment companies. Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act.

Exchange-Traded Funds

The Funds may purchase shares of exchange-traded funds (“ETFs”). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like stocks throughout the day, the Funds may invest in ETFs in order to place short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), under certain circumstances the Funds may invest more than 10% of their net assets in certain ETFs, subject to their investment objectives, policies and strategies as described in the prospectus.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 5 of 51

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e. one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade above or below their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and Funds pay only customary brokerage fees to buy and sell ETF shares.

Ultra-Small Company Fund, Ultra-Small Company Market Fund, and Micro-Cap Limited Fund

The following sections give more detailed insights into the risk and return characteristics of Ultra-Small Company Fund, Ultra-Small Company Market Fund, and Micro-Cap Limited Fund because they invest in stocks smaller than those generally available through mutual funds. The statistics discussed below are based on the historical record of these financial instruments (asset classes) and are not the record of the Funds themselves. The return numbers include reinvested interest and dividends, but do not include trading or operational costs that a mutual fund would incur. The source of this data (which is used here by permission) is the Center for Research in Securities Prices (“CRSP”) Cap-Based Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2009 Classic Yearbook.

Liquidity Risk

Liquidity risk exists when a Fund, by itself or together with other accounts managed by the Adviser, holds a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Short-Term Market Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) has historically been much higher than that exhibited by large stocks, bonds, or Treasury Bills (T-Bills). To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors typically think of investments that exhibit low short-term volatility as “safe” or “conservative” and investments that exhibit higher short-term volatility as “risky.” Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks), which an investor needs in a one-year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the near term future in Ultra-Small Company Fund, Ultra-Small Company Market Fund, or Micro-Cap Limited Fund.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period. For example, from 1994 through 1998, large stocks significantly outperformed small and ultra-small stocks.

Table A

Short-term Risk Characteristics of Various Asset Classes (1926-2008)

					(CRSP)
					(7) Small Stocks	(9) Micro-Cap Stocks	(10) Ultra-Small Stocks
	T-Bills	LT Govt. Bonds	LT Corp. Bonds	Large Stocks
Average annual return	3.62%	5.39%	5.77%	10.23%	11.43%	11.72%	13.34%
Standard deviation	3.08%	9.36%	8.37%	20.57%	29.81%	36.72%	44.94%
Beta (U.S. large stocks)	NA	NA	NA	1.0	1.27	1.42	1.58
Worst calendar year (1926-2008)	NA	-9.2%	-8.1%	-43.3%	-49.3%	-52.3%	-56.5%
Worst calendar year (1940-2008)	NA	-9.2%	-8.1%	-37.0%	-37.0%	-39.0%	-47.3%
% of 1-year declines	0%	25.30%	20.48%	28.92%	36.14%	37.35%	36.14%
% of 3-year declines	0%	12.35%	9.88%	16.05%	17.28%	18.52%	16.05%
% of 5-year declines	0%	7.59%	3.80%	13.92%	13.92%	15.19%	10.13%

Statement of Additional Information – Bridgeway Funds, Inc.	Page 6 of 51

Other Short-Term Risk

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may (1) borrow money from banks up to 50% of their net assets, and (2) purchase and sell futures and options on stock indexes, interest rate and currency instruments and individual securities, among others (see “Investment Techniques” in the Prospectus.) Using borrowed funds for investment purposes is called “leveraging” and increases the risk of loss or gain in the value of the Fund’s assets and the net asset value of its shares. Aggressive Investors 1 Fund’s and Aggressive Investors 2 Fund’s higher turnover (more frequent trading) will expose them to increased cost and risk.

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may also purchase warrants, engage in short term trading, invest up to 15% of their total assets in foreign securities (see “Foreign Securities” below), invest 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash or liquid assets in segregated accounts, also represent potentially higher risk for Aggressive Investors 1 Fund and Aggressive Investors 2 Fund shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. Aggressive Investors 1 and Aggressive Investors 2 Funds will maintain cash reserves (“100% coverage”) equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in interest-bearing short-term investments held by Bridgeway Funds’ custodian, broker, or both.

Although the Adviser believes that the investment techniques it employs to manage risk in Aggressive Investors 1 Fund and Aggressive Investors 2 Fund will further the Fund’s investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline if the Fund had previously sold futures, bought puts on stock indexes, or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Investors 1 Fund and Aggressive Investors 2 Fund to increase or decrease each Fund’s exposure to stock market risk as indicated by statistical models. (The Funds will not sell uncovered calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME) for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of each Fund’s net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat, among others.

The Adviser’s goal in Aggressive Investors 1 Fund and Aggressive Investors 2 Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more).

The principal reason for writing covered calls and secured puts on a securities fund is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by Aggressive Investors 1 Fund and Aggressive Investors 2 Fund will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the time the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 7 of 51

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions, closing transactions, or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes, series of options, or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that exchange which have been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity, order flow, or other unforeseen events might not, at times, render certain of the facilities of the OCC and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers’ orders.

Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Every six months, each exchange reviews the status of underlying securities to determine which limit should apply. These position limits may restrict the number of options that a Fund can write on a particular security.

Each Fund may borrow from banks for short term temporary purposes (for example, to meet a redemption). In addition, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund and Blue Chip 35 Index Fund may borrow from banks for the purpose of making short sales “against the box” (short sales of securities owned.) A short sale against the box would happen only in the event that redemptions would otherwise cause a distribution of capital gains.

Long-Term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear “safe” over the short term have been particularly vulnerable to the effects of inflation in the long term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 2008 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks excel. While ultra-small stocks have historically declined further in a downturn, they have also generally come back faster after a decline. However, past performance does not guarantee future results. The Adviser’s overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to tolerate the year-to-year volatility one will most likely experience over any 16-year period.

Table B

Long-term Risk Characteristics of Various Asset Classes Adjusted for Inflation (1926-2008)

					(CRSP)
					(7) Small Stocks	(9) Micro-Cap Stocks	(10) Ultra-Small Stocks
	T-Bills	LT Govt. Bonds	LT Corp. Bonds	Large Stocks
Worst 16-year period	-43.9%	-49.4%	-46.5%	-14.4%	-3.2%	-12.7%	9.8%
% 16-year declines	29.4%	48.5%	36.8%	1.5%	1.5%	1.5%	0%

Statement of Additional Information – Bridgeway Funds, Inc.	Page 8 of 51

Balanced Fund

The Balanced Fund may invest in bonds thus exposing it to interest rate risk, credit risk, and prepayment risk. Interest rate risk means that bonds may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

The Balanced Fund may also purchase warrants, invest up to 15% of its total assets in foreign securities (see “Foreign Securities” below), invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. Short sale positions are limited to 35% of the Fund’s total assets. These investment techniques may subject an investor to greater than average risks and costs. The Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away the effects of cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

The Adviser’s goal in the Balanced Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

General

Shareholders of any Fund could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Fund might experience delays in recovering its assets (even though fully collateralized); the Fund would bear the risk of loss from any interim change in securities prices.

A Fund’s possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. The Adviser manages this risk in the following ways:

•	in Aggressive Investors 1 Fund and Ultra-Small Company Fund by maintaining limited availability for additional investment,

•	in Ultra-Small Company Market Fund by imposing a redemption fee under certain circumstances,

•	in all Funds by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

•	in all Funds by participating in the ReFlow program, short term borrowing and using lines of credit,

•	in all Funds, except Aggressive Investors 1 Fund and Aggressive Investors 2 Fund, by limiting exposure to any one security, and

•	in all Funds by maintaining some very liquid stocks.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 9 of 51

Fund Turnover Rate Considerations

In Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, and Ultra-Small Company Fund, turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth and micro-cap stock funds. A 500% Fund turnover is equivalent to the sale and repurchase of all of the securities in the Fund five times during the year. Consequently, a Fund may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. The table below summarizes the Funds’ portfolio turnover rate for the fiscal years ended June 30, 2009 and June 30, 2008. Significant variation from year to year or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year is explained below the table:

Fund	2009	2008
Aggressive Investors 1 Fund	134%	142%

Aggressive Investors 2 Fund	126%	127%

Ultra-Small Company Fund	90%	102%

Ultra-Small Company Market Fund	42%	29%

Micro-Cap Limited Fund	151%	147%

Small-Cap Growth Fund	75%	63%

Small –Cap Value Fund	83%	73%

Large-Cap Growth Fund	49%	37%

Large-Cap Value Fund	65%	28%

Blue Chip 35 Index Fund	86%	12%

Balanced Fund	51%	44%

A Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. The Blue Chip 35 Index Fund normally invests in stocks included in the Bridgeway Ultra-Large 35 Index (the “Index”), a proprietary index composed by the Adviser. The Index’s company composition is reconstituted periodically. Additionally the Index is intended to be roughly equally weighted and the Blue Chip 35 Index Fund is re-balanced periodically to achieve the balance of “roughly equally weighted”. The turnover rate for the Fund was higher during the fiscal year ended June 30, 2009 than the previous year due to the impacts of reconstitution of the Index and re-balancing the weight of stocks held.

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies that cannot be changed without approval of a majority of its outstanding voting securities. As defined in the 1940 Act, this means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

As indicated in the following list, each Fund may not:

1.	Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

2.	Make short sales of securities or maintain a short position if such sales or positions exceed 20% of a Fund’s total assets under management; except for the Balanced Fund which may not make short sales of securities or maintain short positions if such short sales or positions exceed 35% of its total assets under management.

3.	Issue senior securities, except that any Fund may borrow, on a secured or unsecured basis from banks. Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes. In addition, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, and Blue Chip 35 Index Fund may borrow from banks up to 50% of net assets for the purpose of selling a security short “against the box” on a temporary basis to avoid capital gains distributions.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 10 of 51

4.	Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, and Blue Chip 35 Index Fund may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

5.	Invest in options or futures on individual commodities if the aggregate initial margins and premiums required for establishing such positions exceed 2% of net assets. In addition, only Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may invest in any commodity options or futures.

6.	Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate.)

7.	Make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies and pursuant to cash borrowing and lending agreements between and among the Funds whose shareholders have authorized such agreements); however, the Fund may lend its securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission.

8.	Make investments for the purpose of exercising control or management.

9.	Act as an underwriter of securities of other issuers.

10.	Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry. For purposes of this calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.

11.	As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

Each Fund may not:

12.	Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

13.	Invest in securities of any issuer if, to the knowledge of the Fund, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

14.	Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges). However, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund and Blue Chip 35 Index Fund may not purchase any warrants.

15.	Invest in oil, gas, or mineral-related programs, partnerships, or leases.

16.	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

In addition, the Blue Chip 35 Index Fund may not:

17.	Invest in securities that would cause it to violate the Board approved policy to weight the Fund’s sector composition within one and one-half percentage points of the sector composition of its index.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 11 of 51

Asset Segregation and Cover

Each of the Funds may engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others, borrowing, loans of portfolio securities, short sales, selling financial futures contracts and certain types of options transactions. The use of derivatives also may give rise to leverage. To help address the leverage, each Fund will segregate or “earmark” a certain amount of liquid assets or otherwise engage in certain transactions that offset the exposure from these types of transactions.

U.S. Government Securities

The U.S. Government securities in which the Funds may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

Closed-End Funds

Any Fund may also invest up to 5% of its total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Funds will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices. Investments in closed-end funds are also subject to the limitations described above for investing in registered investment companies.

Foreign Securities

Each Fund, except for Ultra-Small Company Market Fund and Blue Chip 35 Index Fund, may invest up to 15% of its total assets in foreign securities. For purposes of each such Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S. The term “foreign securities” would also include American Depository Receipts (“ADRs”) issued by companies that meet the preceding criteria. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

The Ultra-Small Company Market Fund may invest in foreign securities as defined by its benchmark index, the Cap-Based Portfolio 10 Index. The definition of foreign securities used by the Cap-Based Portfolio 10 Index differs from the definition described above for the other Bridgeway Funds.

Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (8) foreign withholding taxes; (9) political, economic, and similar risks, including expropriation and nationalization; (10) different accounting, auditing, and financial standards; (11) price volatility; and (12) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

Illiquid Securities

Under current SEC guidelines, each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 12 of 51

Cash Liquidity for Redemptions

The Funds may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, a Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive any redemption fee with respect to redemptions by ReFlow.

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the SEC dated May 16, 2006, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Fund’s investment adviser, Bridgeway Capital Management. Generally a Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

Swaps - Total Return Swaps

Each Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser.

Limited Liability Companies

The Funds may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States. These securities are comparable to common or preferred stock.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 13 of 51

Interests in Publicly Traded Limited Partnerships

Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be ‘publicly traded’ will not be considered ‘qualifying income’ under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Commercial Paper

Commercial paper is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is of comparable quality.

Repurchase Agreements

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Fund’s Adviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 14 of 51

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

Quantitative Models

The Adviser uses multiple, multi-factor models to manage the Funds and resists overriding the models with qualitative or subjective data. However, the Adviser may override a model’s pick and substitute another stock based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) is a target of Sudan divestiture; (ii) is principally engaged in the tobacco industry; or (iii) is substantially engaged in the production or trade of pornographic material. The number of such companies in the Adviser’s universe is currently significantly less than one half of one percent, and is thus seen by the Adviser as “de minimus”.

CLOSED FUND STATUS DEFINITIONS

The Adviser may recommend that certain Funds be closed to new investments to control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established procedures to review exceptions and to maintain this policy. The Funds’ Chief Compliance Officer must approve any investments in closed funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Advisor’s separately managed accounts in the same style as a Fund. A specific style (such as “Aggressive Investors 1”) would typically be closed to new separate accounts at the same time as the Fund closes to new accounts. However, additional “capacity” of a style could be opened to new separate accounts and not new fund accounts if certain conditions are met.

Eligible Investments into Funds Closed to New Investors (Open to Current Accounts)

•

Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned. Ultra-Small Company Fund shareholders can continue to invest but only directly from the Funds.

•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.

•

Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.

•	Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.

•

Financial advisers with existing accounts, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients. However, Advisers who advertise or communicate broadly the availability of Bridgeway closed Funds may not be permitted to purchase additional shares.

•

Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 15 of 51

Eligible Investments into Funds Closed to New Investors and Current Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

•

Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.

NOTE:

•	The Ultra-Small Company Fund is only available to current investors and additional shares can only be purchased directly from Bridgeway Funds.

MANAGEMENT OF BRIDGEWAY FUNDS

These are the Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years.

Independent Directors

Name, Address [1] and Age	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 56	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	Continental Airlines, Inc., American Church Mortgage Company, NRG Energy Inc., Amegy Bancshares Advisory Board.

Karen S. Gerstner Age 54	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., 2004 to present.	Eleven	None

Miles Douglas Harper, III* Age 47	Director	Term: 1 Year Length: 1994 to Present.	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP.	Eleven	Calvert Social Investment Fund (8 Portfolios) Calvert Social Index Series, Inc. (1 Portfolio) Calvert Impact Fund [2] (4 Portfolios) Calvert World Values Fund (3 Portfolios) Founders Bank, SSB

Evan Harrel Age 48	Director	Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 8/2004 – present.	Eleven	None

*	Independent Chairman

Statement of Additional Information – Bridgeway Funds, Inc.	Page 16 of 51

“Interested” Directors

Name, Address [1] and Age	Positions Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
Michael D. Mulcahy [3] Age 46	President and Director	Term: 1 year Length: 2003 to present.	President, Bridgeway Funds, 6/05 – Present. Director and Staff Member, Bridgeway Capital Management 12/2002 – Present.	Eleven	None

John N. R. Montgomery [4] Age 54	Vice President and Director	Term: 1 year Length: 1993 to present.	Vice President, Bridgeway Funds, 6/05 – Present. President, Bridgeway Funds, 11/1993 – 6/05. President, Bridgeway Capital Management 7/1993-present.	Eleven	None

Officers

Richard P. Cancelmo Jr. Age 51	Vice President	Term: 1 year Length: 2004 to present.	Vice President, Bridgeway Funds, 11/2004 – Present. Staff Member, Bridgeway Capital Management, since 2000.		None

Linda G. Giuffré Age 48	Treasurer and Chief Compliance Officer	Term: 1 year Length: 2004 to present.	Staff member, Bridgeway Capital Management, Inc., Inc. 5/04 to present. Chief Compliance Officer, Bridgeway Capital Management 12/04 to present.		None

Deborah L. Hanna Age 44	Secretary	Term: 1 year Length: 2/16/2007 to present.	Self employed, accounting and related projects for various organizations, 2001 – present.		None

1	The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.
2	One of the Calvert Impact Fund portfolios, the Calvert Large-Cap Growth Fund, is sub-advised by Bridgeway Capital Management, the Adviser to Bridgeway Funds. Bridgeway Capital Management is also the sub-adviser for the Calvert New Vision Small Cap Fund. Mr. Harper, however, does not serve as a director for the Calvert New Vision Small Cap Fund.
3	Michael Mulcahy is a director and officer of Bridgeway Capital Management and therefore an interested person of Bridgeway Funds.
4	John Montgomery is president, director and majority shareholder of Bridgeway Capital Management and therefore an interested person of Bridgeway Funds.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 17 of 51

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Board has an Audit Committee, which is comprised only of Independent Directors. The Audit Committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board and Chairman of the Audit Committee, Kirbyjon Caldwell, Karen S. Gerstner and Evan Harrel (all Independent Directors). The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) oversee, or assist, as appropriate, in the oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits; (iv) evaluate the independence of the Funds’ independent auditors and approve their selection; and (v) to report to the full Board of Directors on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. In addition, the Committee provides ongoing oversight of Bridgeway Funds’ independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2009.

The Board also has a Nominating and Corporate Governance Committee and such committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board, Kirbyjon Caldwell, Karen S. Gerstner, who is the Chairperson of the Nominating and Corporate Governance Committee, and Evan Harrel (all Independent Directors.) The Committee’s responsibilities include, but are not limited to: (1) evaluating, from time to time, the appropriate size of the Board, and recommending any increase or decrease in the size of the Board; (2) recommending any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Funds and the Board; (3) establishing processes for developing candidates for Independent Board members and for conducting searches with respect thereto; (4) coordinating the Board’s annual self-assessment; and (5) recommending and selecting to the Independent Board members (a) a slate of Independent Board members to be elected at shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Nominating and Corporate Governance Committee met one time in fiscal year 2009.

Ownership of Shares of Bridgeway Funds as of December 31, 2008

Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2008	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2008
Kirbyjon Caldwell		Over $100,000
Aggressive Investors 1	Over $100,000
Karen Gerstner		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Blue Chip 35 Index	Over $100,000
Balanced Fund	Over $100,000
Miles Douglas Harper, III*		$10,001-$50,000
Balanced Fund	$10,001 - $50,000
Evan Harrel		Over $100,000
Aggressive Investors 2	Over $100,000
Balanced Fund	$50,001 - $100,000
John N.R. Montgomery		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$10,001 - $50,000
Micro-Cap Limited	$10,001 - $50,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000

Statement of Additional Information – Bridgeway Funds, Inc.	Page 18 of 51

Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Balanced Fund	Over $100,000
Michael D. Mulcahy		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$1 - $10,000
Micro-Cap Limited	Over $100,000
Blue Chip 35 Index	$10,001 - $50,000
Balanced Fund	Over $100,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Large-Cap Value	$10,001 - $50,000

*	Independent Chairman

Compensation

Bridgeway Funds pays an annual retainer of $8,000 and fees of $6,000 per Board meeting, Committee meeting or combination meeting, to each Independent Director. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. Compensation for the fiscal year ended June 30, 2009, was as follows:

Name of Director	Aggregate Compensation from Bridgeway Funds [1]	Pension or Retirement Benefits Accrued as Part of Bridgeway Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Bridgeway Funds Paid to Directors
Kirbyjon Caldwell	$32,000	$0	$0	$32,000
Karen Gerstner *	$39,000	$0	$0	$39,000
Miles Douglas Harper, III **	$40,500	$0	$0	$40,500
Evan Harrell	$38,000	$0	$0	$38,000
John N.R. Montgomery	$0	$0	$0	$0
Michael D. Mulcahy	$0	$0	$0	$0

[1]	The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.
*	The Chairperson of the Nominating and Corporate Governance Committee receives an additional $1,000 annual retainer fee.
**	Independent Chairman receives an additional $2,500 annual retainer fee.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, the Adviser has adopted a Code of Ethics that applies to the personal trading activities of its staff members. Bridgeway Funds also adopted the same Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics establishes standards for personal securities transactions by staff members covered under the Code of Ethics. The Code of Ethics seeks to ensure that securities transactions by staff members are consistent with the Adviser’s fiduciary duty to its clients and to ensure compliance with legal requirements and the Adviser’s standards of business conduct. Under the Code of Ethics, staff members have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. To help prevent conflicts of interest, all staff members must comply with the Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance (in certain circumstances) and monthly reporting of all personal securities transactions, except for certain exempt transactions and exempt securities. In addition, the Adviser has adopted policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any staff member.

Copies of the Code of Ethics are on file with and publicly available from the SEC.

In addition to the stringent Code of Ethics described above, the Adviser has a unique Mission Statement that sets it apart from others in the industry. It states:

Our mission is to:

•	support charitable services,

Statement of Additional Information – Bridgeway Funds, Inc.	Page 19 of 51

•	nurture educational causes,

•	improve the quality of community life, and

•	oppose and alleviate the effects of genocide and oppression.

Our role in this effort is primarily, but not exclusively, a financial one. As stewards of others’ money, we strive to:

•	uphold the highest standards of integrity,

•	maintain a long-term risk-adjusted investment performance record in the top 5% of investment advisers,*

•	achieve a superior (efficient) cost structure, and

•	provide friendly, quality service.

Our greatest resource is people. Recognizing this, we strive to:

•	create a positive, fun, and challenging atmosphere,

•	provide fair compensation with performance,

•	give regular peer feedback,

•	invest generously in hiring and training, and

•	value the family.

*	Past performance does not guarantee future returns. However, the Adviser and Bridgeway Funds have committed to clearly communicating performance vs. industry benchmarks in each report to shareholders.

The Adviser is also committed to donating up to 50% of its own Investment Advisory Fee profits to charitable and non-profit organizations. To maximize this objective, the Adviser seeks a superior cost structure. The quantitative investment methods used do not require a large research staff. Staff members are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest-paid employee cannot be more than seven times that of the lowest-paid employee. The Adviser believes these policies should also contribute to lowering Bridgeway Funds expense ratios as assets grow.

PROXY VOTING POLICIES

The Funds’ Board of Directors has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Adviser after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser. Please refer to Appendix A of this SAI for the Adviser’s Proxy Voting Policy.

Bridgeway’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the SEC website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Bridgeway Funds’ Board of Directors has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities. The policies relating to the disclosure of the Funds’ portfolio securities are designed to protect shareholder interests and allow disclosure of portfolio holdings information where necessary to a Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of Bridgeway Funds that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.

Bridgeway Funds discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, Bridgeway Funds will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Bridgeway Funds currently makes its portfolio holdings publicly available on its website, http://www.bridgeway.com, or on the SEC’s website, http://www.sec.gov, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Disclosure
Complete Portfolio Holdings	Quarterly	43 calendar days following the completion of each calendar quarter*

Top 10 Portfolio Holdings	Quarterly	7 calendar days after the end of each calendar quarter*

*	Unless this day falls on a weekend or market holiday, in which case it will be the following business day.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 20 of 51

The Blue Chip 35 Index Fund holdings are fully disclosed, without percentages, because the Fund is expected to be an equally weighted index fund.

If the Funds’ portfolio holdings information is made available on the Funds’ website, the scope of such information may change from time to time without notice. The Funds’ Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Bridgeway Funds may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available for legitimate business purposes, provided that such disclosure is approved by the Chief Compliance Officer, to its third-party service providers, which include PNC Global Investment Services, the custodian; Citi Fund Services Ohio, Inc., the administrator, accounting agent and transfer agent; Briggs, Bunting & Dougherty, LLP, the Funds’ independent registered public accounting firm; Stradley Ronon Stevens & Young, LLP, legal counsel; and the Funds’ financial printer. The Funds currently have ongoing arrangements to disclose portfolio holdings information to Standard & Poor’s Inc., Thompson Financial Corp., Bloomberg L.P., The McGraw-Hill Companies, Inc., Merrill Corporation, Citi Fund Services Ohio, Inc., Russell Investment Group, Morningstar, Inc., RiskMetrics, A.S.A.P. Adviser Services, Client Server Specialists, Inc., Headstrong Services, LLC and Lipper, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Bridgeway Funds may provide information regarding the Funds’ portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to Bridgeway Funds may only receive portfolio holdings information that has otherwise been publicly disclosed. Bridgeway Funds is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of a Fund’s entire portfolio will not be disclosed to members of the media under any circumstance (although individual holdings may be disclosed to the general public through the media).

Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting. Bridgeway Funds Disclosure Controls Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third-party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of Bridgeway Funds in certain circumstances as described in its Prospectus under “How to Redeem Shares.” All Bridgeway Funds shares are equal as to earnings, assets, and voting privileges. There is no conversion, pre-emptive or other subscription rights. Under Bridgeway Funds’ Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of Bridgeway Funds’ outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of Bridgeway Funds on liquidation. Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of Bridgeway Funds’ assets after all debts and expenses have been paid. Shares of Bridgeway Funds do not have cumulative voting rights for the election of Directors.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 21 of 51

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.

Shareholders of record owning more than 5% of the outstanding shares of each Bridgeway Fund as of September 30, 2009, are listed in the table below, followed by the total percentage ownership of all Officers and Directors of Bridgeway Funds.

Name	Address	Aggressive Investor 1 Fund	Aggressive Investor 2 Fund	Ultra Small Company Fund	Ultra Small Company Market Fund	Micro- Cap Limited Fund	Small- Cap Growth Fund	Small- Cap Value Fund	Large- Cap Growth Fund	Large- Cap Value Fund	Blue Chip 35 Index Fund	Balanced Fund

CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET, SAN FRANSICO, CA 94101	20.35%	15.95%		31.90%		18.27%	24.34%	24.16%	15.3%	8.10%	39.41%

NATIONAL FINANCIAL SERVICES LLC	200 Liberty Street ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	19.15%	15.77%	15.16%	17.07%	9.40%	19.07%	19.31%	16.50%	21.32%	38.99%	8.83%

E*TRADE CLEARING LLC	HARBORSIDE FINANCIAL CENTER 501 PLAZA II-4TH FLOOR JERSEY CITY, NJ 07311	10.32%			7.61%	7.13			5.19%

TD AMERITRADE CLEARING, INC	1005 NORTH AMERITRADE PLACE, BELLVUE, NE 685005-1031	7.89%				8.69%	6.02%	6.79%	10.50%	6.92%

E*TRADE CLEARING LLC	HARBORSIDE FINANCIAL CENTER 501 PLAZA II-4TH FLOOR JERSEY CITY, NJ 07311	6.59%								5.23%

FIRST COMMAND FINANCIAL PLANNING	4100 S HULEN ST BENBROOKTX 76109		10.60%

WACHOVIA BANK N.A., MUTUAL FUNDS	1325 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1151		8.05%					5.65%

LPL FINANCIAL CORPORATION	ONE BEACON STREET 22ND FLOOR BOSTON MA 02108		7.25%				6.88%

SEI PRIVATE TRUST CO	C/O FROST NATIONAL BANK ATTN MUTUAL FUNDS ONE FREEDOM VALLEY DR OAKS, PA 19456				5.80%

PRUDENTIAL INVESTMENT	3 GATEWAY CENTER , 14TH FL NEWARK, NJ 07102-4077				5.66%							5.25%

PERSHING LLC	ONE PERSHING PLAZA JERSEY CITY, NJ 07399					15.16%	11.60%	6.44%				6.02%
WENDELL & CO	C/O THE BANK OF NEW YORK ATN MUTUAL FUNDS/REORGPO BOX 1066 WALL STREET STATION NEW YORK , NY 10268-1066					9.14%

BRIDGEWAY CAPITAL MANAGEMENT INC	5615 KIRBY DR SUITE 518 HOUSTON, TX 77005					5.26%						7.70%

THE HENRY LUCE FOUNDATION INC	51 MADISON AVE 30TH FLOOR NEW YORK, NY 10010										10.27%

IOWA STATE UNIVERSITY FOUNDATION	2505 UNIVERSITY BLVD AMES, IA 50010-0000										9.13%

UNIVERSITY OF LOUISVILLE	2301 S THIRD ST LOUISVILLE, KY 40292										6.70%

Statement of Additional Information – Bridgeway Funds, Inc.	Page 22 of 51

As of September 30, 2009, the Directors and Officers as a group beneficially owned more than 1% of the outstanding shares in the following funds*: the Aggressive Investor 1 Fund: 2.92%; the Ultra-Small Company Fund: 2.81%; the Micro-Cap Limited Fund: 5.5%; the Blue Chip 35 Index Fund: 1.08% and the Balanced Fund: 9.31%. As of September 30, 2009, the Directors and Officers as a group beneficially owned less than 1% of the outstanding shares of each of the Aggressive Investor 2 Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund.

*	These percentages are an aggregate percentage of all individual Director and Officer holdings, combined with the ownership holdings of Bridgeway Capital Management Inc., in which Mr. Montgomery has a controlling interest.

INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management is a Texas corporation organized in July 1993 to act as investment adviser to Bridgeway Funds and is controlled by John N. R. Montgomery and his family. John is also the Vice President of Bridgeway Funds and a portfolio manager on ten Bridgeway Funds. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Appendix B contains the following information regarding the portfolio managers and investment team members identified in the Funds’ prospectus: (1) the dollar range of each person’s investments in each Fund; (2) a description of the person’s compensation structure; and (3) information regarding other accounts managed by such persons and potential conflicts of interest that might arise from the management of multiple accounts.

Subject to the supervision of the Board of Directors, investment advisory, management, and certain administration services are provided by Bridgeway Capital Management to Bridgeway Funds pursuant to Management Agreements most recently approved by the Board on the following dates:

FUND	Date of Approval of Management Agreement
Aggressive Investors 1 Fund	6/26/09
Aggressive Investors 2 Fund	6/26/09
Ultra-Small Company Fund	6/26/09
Ultra-Small Company Market Fund	6/26/09
Micro-Cap Limited Fund	6/26/09
Small-Cap Growth Fund	6/26/09
Small-Cap Value Fund	6/26/09
Large-Cap Growth Fund	6/26/09
Large-Cap Value Fund	6/26/09
Blue-Chip 35 Index Fund	6/26/09
Balanced Fund	6/26/09

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All Management Agreements are terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser also may terminate any Agreement on 90 days’ written notice to Bridgeway Funds. All Agreements terminate automatically upon assignment (as defined in the 1940 Act).

By Agreement, the Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:

FUND
Aggressive Investors 1 Fund	1.80%
Aggressive Investors 2 Fund	1.75%
Ultra-Small Company Fund	2.00%
Ultra-Small Company Market Fund	0.75%
Micro-Cap Limited Fund	1.85%
Small-Cap Growth Fund	0.94%
Small-Cap Value Fund	0.94%
Large-Cap Growth Fund	0.84%
Large-Cap Value Fund	0.84%
Blue Chip 35 Index Fund	0.15%
Balanced Fund	0.94%

Under the Management Agreements, the Adviser provides a continuous investment program for Bridgeway Funds by placing orders to buy, sell, or hold particular securities. The Adviser also supervises all matters relating to the operation of Bridgeway Funds, such as corporate officers, operations, office space, equipment, and services. For services provided under the Management Agreements, the Adviser receives an advisory fee.

Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund each have a fee comprised of a base investment advisory fee that may be adjusted upward or downward depending on the performance of the fund relative to a market index over the past 5 years. The base investment advisory fee and performance adjustment, if applicable, for each fund is described below.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 24 of 51

Aggressive Investors 1 Fund

The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment. The Base Advisory Fee is computed quarterly at the following annual rate:

(1)	0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)	0.875% of the next $250,000,000 of such assets; and

(3)	0.85% of such assets over $500,000,000.

The base advisory fee may be adjusted if the Fund outperforms or underperforms its stated benchmark over a five-year rolling performance period ending on the last day of the quarter (March 31, June 30, September 30 and December 31) that the New York Stock Exchange was open for trading (the “Performance Period”). For example, on June 30, 2009 the relevant five-year period would be from July 1, 2004 through June 30, 2009.

The Performance Adjustment Rate for Aggressive Investors 1 Fund varies with the Fund’s performance as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at an annualized rate of 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.70% divided by 15.00% = 4.67%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through June 30, 2009. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s average net assets over the most recent quarter, while the performance adjustment is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period.

Continuing with the example above and assuming net assets of up to $250 million, the adjusted Advisory Fee applied to the period of time from April 1, 2009, through June 30, 2009, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.30% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the five-year Performance Period.

Aggressive Investors 2 Fund

The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment. The Base Advisory Fee is computed quarterly at the following annual rate:

(1)	0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)	0.875% of the next $250,000,000 of such assets;

(3)	0.85% of the next $500,000,000 of such assets and

(4)	0.80% of such assets over $1,000,000,000.

The base advisory fee may be adjusted if the Fund outperforms or underperforms its stated benchmark over a five-year rolling performance period ending on the last day of the quarter (March 31, June 30, September 30 and December 31) that the New York Stock Exchange was open for trading (the “Performance Period”). For example, on June 30, 2009 the relevant five-year period would be from July 1, 2004 through June 30, 2009.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 25 of 51

The Performance Adjustment Rate for Aggressive Investors 2 Fund varies with the Fund’s performance as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.30% to +0.30%. The Performance Adjustment Rate will be calculated at an annualized rate of 2.00% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 2.00% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.30% divided by 15.00% = 2.00%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through June 30, 2009. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.00% times the difference in returns, or 2.00% times (27.63% - 21.21%) = 0.13%.

The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s average net assets over the most recent quarter, while the performance adjustment is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period.

Continuing with the example above and assuming net assets of up to $250 million, the adjusted Advisory Fee applied to the period of time from April 1, 2009, through June 30, 2009, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.13% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the five-year Performance Period.

Ultra-Small Company Fund

The Advisory Fee is payable monthly at the following annual rate:

(1)	0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)	0.875% of the next $250,000,000 of such assets;

(3)	0.85% of such assets over $500,000,000.

This base rate is applied the Fund’s average net assets over the most recent month. However, during the period that Ultra-Small Company Fund’s net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times .90% equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market Fund

The Advisory Fee is payable monthly at an annual rate of 0.50% of the value of the Fund’s average daily net assets.

Micro-Cap Limited Fund

The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment. The Base Advisory Fee is computed quarterly at the following annual rate:

(1)	0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)	0.875% of the next $250,000,000 of such assets; and

(3)	0.85% of such assets over $500,000,000.

However, during the period that Micro-Cap Limited Fund’s net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times .90% equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of average net assets in the quarter the fee is determined.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 26 of 51

The base advisory fee may be adjusted if the Fund outperforms or underperforms its stated benchmark over a five-year rolling performance period ending on the last day of the quarter (March 31, June 30, September 30 and December 31) that the New York Stock Exchange was open for trading (the “Performance Period”). For example, on June 30, 2009 the relevant five-year period would be from July 1, 2004 through June 30, 2009.

The Performance Adjustment Rate for Micro-Cap Limited Fund varies with the Fund’s performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at an annualized rate of 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through June 30, 2009. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s average net assets over the most recent quarter, while the performance adjustment is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period.

Continuing with the example above and assuming net assets of up to $250 million, the adjusted Advisory Fee applied to the period of time from April 1, 2009, through June 30, 2009, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.18% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the five-year Performance Period.

Small Cap-Growth Fund and Small-Cap Value Fund

The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment. The Base Advisory Fee is computed quarterly at an annual rate of 0.60% of the value of the Fund’s average daily net assets.

The base advisory fee may be adjusted if the Fund outperforms or underperforms its stated benchmark over a five-year rolling performance period ending on the last day of the quarter (March 31, June 30, September 30 and December 31) that the New York Stock Exchange was open for trading (the “Performance Period”). For example, on June 30, 2009 the relevant five-year period would be from July 1, 2004 through June 30, 2009.

The Performance Adjustment Rate for Small-Cap Growth Fund varies with the Fund’s performance as compared to the performance of the Russell 2000 Growth Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate for Small-Cap Value Fund varies with the Fund’s performance as compared to the performance of the Russell 2000 Value Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.00% for the five-year period through June 30, 2009. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.00%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s average net assets over the most recent quarter, while the performance adjustment is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from April 1, 2009, through June 30, 2009, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the five-year Performance Period.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 27 of 51

Large Cap-Growth Fund and Large-Cap Value Fund

The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment. The Base Advisory Fee is computed quarterly at an annual rate of 0.50% of the value of the Fund’s average daily net assets.

The base advisory fee may be adjusted if the Fund outperforms or underperforms its stated benchmark over a five-year rolling performance period ending on the last day of the quarter (March 31, June 30, September 30 and December 31) that the New York Stock Exchange was open for trading (the “Performance Period”). For example, on June 30, 2009 the relevant five-year period would be from July 1, 2004 through June 30, 2009.

The Performance Adjustment Rate for Large-Cap Growth Fund varies with the Fund’s performance as compared to the performance of the Russell 1000 Growth Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate for Large-Cap Value Fund varies with the Fund’s performance as compared to the performance of the Russell 1000 Value Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.00% for the five-year period through June 30, 2009. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.00%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s average net assets over the most recent quarter, while the performance adjustment is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from April 1, 2009, through June 30, 2009, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the five-year Performance Period.

Blue Chip 35 Index Fund

The Advisory Fee is payable monthly at an annual rate of 0.08% of the value of the Fund’s average daily net assets.

Balanced Fund

The Advisory Fee is payable monthly at an annual rate of 0.60% of the value of the Fund’s average daily net assets.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 28 of 51

Dollar Amounts Paid to the Adviser

For the last three fiscal years ending June 30, 2009 the Adviser waived the following fees from each of the Funds.

Portfolio by Fiscal Year	Advisory Fee Per Agreement	Expense Reimbursement	Waived Advisory Fees
Aggressive Investors 1 Fund
6/30/09	$88,129	$0	$0
6/30/08	$5,674,277	$0	$0
6/30/07	$5,801,889	$0	$0

Aggressive Investors 2 Fund
6/30/09	$4,319,409	$0	$0
6/30/08	$7,673,694	$0	$0
6/30/07	$5,710,274	$0	$0

Ultra-Small Company Fund
6/30/09	$620,743	$0	$0
6/30/08	$1,041,253	$0	$0
6/30/07	$1,169,140	$0	$0

Ultra-Small Company Market Fund
6/30/09	$2,001,525	$0	$(162,157)
6/30/08	$4,851,695	$0	$0
6/30/07	$5,725,135	$0	$0

Micro-Cap Limited Fund
6/30/09	$102,874	$0	$0
6/30/08	$224,007	$0	$0
6/30/07	$393,606	$0	$0

Small-Cap Growth Fund
6/30/09	$515,000	$0	$0
6/30/08	$938,610	$0	$0
6/30/07	$1,181,814	$0	$0

Statement of Additional Information – Bridgeway Funds, Inc.	Page 29 of 51

Small-Cap Value Fund
6/30/09	$1,132,987	$0	$0
6/30/08	$1,887,130	$0	$0
6/30/07	$1,623,262	$0	$0

Large-Cap Growth Fund
6/30/09	$513,849	$0	$0
6/30/08	$874,281	$0	$0
6/30/07	$554,789	$0	$0

Large-Cap Value Fund
6/30/09	$185,581	$0	$(50,675)
6/30/08	$359,785	$0	$0
6/30/07	$440,894	$0	$0

Blue Chip 35 Index Fund
6/30/09	$149,925	$(40,709)	$(149,925)
6/30/08	$147,081	$0	$(119,915)
6/30/07	$55,106	$(79,927)	$(55,106)

Balanced Fund
6/30/09	$338,387	$0	$(41,671)
6/30/08	$506,941	$0	$0
6/30/07	$516,344	$0	$(34,237)

The Funds’ accounting agent voluntarily reimbursed certain expenses during the fiscal year ended June 30, 2008.

Fees earned each month were adjusted in accordance with relevant expense limitations (See pages 23-30). The resulting net advisory fees were paid at the end of each month.

SERVICE AGREEMENTS

Administrative Services Agreement

The Adviser has entered into an Administrative Services Agreement with Bridgeway Funds pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain recordkeeping services. Prior to July 1, 2009, for its services to the Funds, the Adviser was paid an aggregate annual fee of $635,000 (the “Fee”). Effective July 1, 2009, the Adviser will be paid an aggregate annual Fee of $535,000. The Fee is payable in equal monthly installments and is charged to each Fund on a pro rata basis based on the average daily net assets of each Fund. The Administrative Services Agreement provides that it will continue in effect until terminated by either Bridgeway Funds or the Adviser on 60 days’ written notice.

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties under the Administrative Services Agreement on the part of the Adviser, the Adviser is not subject to liability to the Bridgeway Funds, any Fund or to any shareholder for any act or omission in the course of, or connected with, rendering services under the Administrative Services Agreement.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 30 of 51

Other Service Providers

Fund Administration, Transfer Agency and Fund Accounting Services. Effective January 27, 2007, Bridgeway Funds entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, whereby Citi provides various administrative and accounting services to the Funds, including, but not limited to, daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Directors. In addition, Citi acts as transfer agent for the Funds. For fund accounting and administration services, Bridgeway Funds pays to Citi a fee of $3,281.25 per month per Fund, with surcharges of: (i) $250 per month per additional Class above one in each Fund; (ii) $500 per month for international Funds; and (iii) $750 per month for fair valuation services. In addition, Citi receives fees for providing transfer agency services to the Funds.

Custodian. PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is custodian of all securities and cash of the Funds. Under the terms of the Custody Agreement, PNC Global Investment Services maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on securities held by the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any depreciation of assets.

Independent Registered Public Accounting Firm. Bridgeway Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Board of Directors has selected Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor Philadelphia, Pennsylvania 19102, as the independent registered public accounting firm to audit the Funds’ financial statements.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103 acts as legal counsel to the Funds and Adviser.

DISTRIBUTION OF FUND SHARES

Shares of the Funds are distributed primarily through mutual fund marketplaces. You may also purchase shares directly from the Fund. The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), dated as of March 31, 2009. Under its agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for the distribution of shares of the Fund. The Distributor receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions.

The Funds also have authorized one or more brokers to receive purchase and redemption orders on their behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Orders placed by customers of such brokers, or such broker’s authorized designee, will be priced at the Fund’s net asset value next computed after they are received by the customer’s authorized broker, or such broker’s authorized designee, and accepted by the Funds. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services, which may include employees of the Adviser serving as registered representatives of the Distributor to facilitate distribution of Fund shares.

Rule 12b-1 Plan

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Independent Directors.

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. Shareholders of Class N shares therefore pay no 12b-1 fees.

On October 1, 2003, Bridgeway Funds shareholders approved modification of the 12b-1 plan to permit selected Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund Shares subject to this 12b-1 fee.

Currently, the Funds do not have a class of shares where shareholders pay a 12b-1 fee.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 31 of 51

12b-1 Fees

The 12b-1 fees pay for the following:

For reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Bridgeway Funds shareholders who purchase and redeem their shares through such banks or other institutions.

FUND TRANSACTIONS AND BROKERAGE

The Adviser determines which securities are bought and sold, the total amount of securities to be bought or sold, the broker or dealer (“broker”) through which the securities are to be bought or sold, and the commission rates, if any, at which transactions are effected for the Funds. Subject to the investment objectives established for each Fund, the Adviser selects brokers on the basis of price and execution, consistent with its duty to seek “best execution.” In selecting a broker for a particular transaction, the Adviser considers the fees and expenses to be charged by the broker and the efficiency of the broker. Where multiple competing markets (or exchanges) exist for listed stocks, the Adviser makes sure that the security is executed on the best market (or exchange, or by the best market maker). In seeking best execution, the Adviser considers all factors it deems relevant, including, but not limited to: (1) quality of overall execution services provided by the broker; (2) promptness of execution; (3) promptness and accuracy of oral, hard copy or electronic reports of execution; (4) ease of use of the broker’s order entry system; (5) the market where the security trades; (6) any expertise the broker may have in executing trades for the particular type of security; (7) commission and other fees charged by the broker; (8) reliability of the broker; (9) size of the order; (10) whether the broker can maintain and commit adequate capital when necessary to complete trades; and (11) whether the broker can respond during volatile market periods.

The Adviser does not consider a broker’s sales of shares of the Funds when determining whether to select such broker to execute portfolio transactions for the Funds. The Adviser does not receive any compensation from brokers. The Adviser does not participate in any soft dollar commission arrangements.

In its three most recent fiscal years ending June 30, 2009, Bridgeway Funds paid brokerage commissions as follows:

Fund	6/30/2009	6/30/2008	6/30/2007

Aggressive Investors 1 Fund	$155,755	$277,625	$297,116
Aggressive Investors 2 Fund	$381,776	$495,581	$457,051
Ultra-Small Company Fund	$150,084	$187,730	$191,363
Ultra-Small Company Market Fund	$670,553	$685,949	$663,820
Micro-Cap Limited Fund	$47,489	$73,513	$114,893
Large-Cap Value Fund	$10,845	$5,218	$12,459
Large-Cap Growth Fund	$20,527	$26,769	$20,402
Small-Cap Value Fund	$232,705	$131,521	$153,893
Small-Cap Growth Fund	$69,450	$99,920	$115,990
Blue Chip 35 Index Fund	$60,785	$42,496	$8,379
Balanced Fund	$34,883	$60,991	$61,519

Total	$1,834,852	$2,087,313	$2,096,885

The Adviser’s present policy is to (1) conduct essentially all of its own financial research and (2) not to participate in any soft dollar commission arrangements.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 32 of 51

SECURITY SELECTION PROCESS

The equity securities in which Bridgeway Funds invests consist of common stock, although it reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of each Fund’s objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by Bridgeway Funds will be in the highest three levels of “investment-grade,” that is, rated A or better by either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bridgeway Funds may also invest in the following debt securities: (1) those which are direct obligations of the U.S. Treasury (e.g., Treasury bonds or bills), (2) those supported by the full faith and credit of the United States (e.g., “GNMA” certificates) and (3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g., “FNMA” securities).

The Balanced Fund may invest a portion of its fixed-income securities in bonds below investment grade. Non-investment grade debt obligations (“lower-quality securities”) include (1) bonds rated as low as C by Moody’s, S&P and comparable ratings of other nationally recognized statistical rating organizations (“NRSROs”); (2) commercial paper rated as low as C by S&P, not Prime by Moody’s, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower quality securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.

It is expected that short-term money market securities would normally represent less than 10% of Bridgeway Funds’ total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, Bridgeway Funds may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER—CENTER FOR RESEARCH IN SECURITY PRICES

Ultra-Small Company Market Fund is not sponsored, sold, promoted, or endorsed by University of Chicago’s Center for Research in Security Prices (“CRSP”), the organization that created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in Bridgeway Funds specifically. CRSP has no obligation or liability with respect to Bridgeway Funds or its shareholders.

ALLOCATION OF INVESTMENT DECISIONS AND TRADES TO CLIENTS

In addition to serving as the investment adviser for the various Bridgeway Funds, Bridgeway Capital Management serves as investment adviser for other clients such as individuals, companies, trusts, foundations and other mutual funds. In order to ensure that each of its advisory clients (including the Funds) are treated fairly with regard to the allocation of investment opportunities, purchase or sale prices for securities bought or sold and transaction costs, the Adviser follows procedures set forth in its Investment and Trade Allocation Policy (“Allocation Policy”). If limited liquidity or availability of a security precludes all relevant client accounts from receiving a desired allocation of shares, shares are fairly allocated to client accounts according to the Allocation Policy. Nevertheless, client accounts (including the Funds) will sometimes receive differing proportions of a stock due to differences such as available cash levels, cash flow needs, tax status, current portfolio composition or investment strategy.

All non-fund investment advisory client accounts managed by the Adviser in an investment strategy similar to one of the Bridgeway Funds receive the same priority as the Fund. For purposes of investment allocations, clients of a given investment strategy are treated with the same priority as the Fund of that strategy. For example, other non-fund client accounts in the Aggressive Investors 1 strategy are given the same investment allocation priority as Aggressive Investors 1 Fund.

The Adviser’s Allocation Policy is intended to ensure that trades are allocated fairly and equitably among client accounts over time. Specifically, in order to provide for the fair treatment of all clients, while recognizing the need for flexibility, the Adviser will strive to allocate trades among clients in a fair, equitable, and efficient manner over time taking into consideration the characteristics and needs of the client accounts, account investment strategy and existing market conditions. The Adviser considers specific factors, especially and including (i) each client’s investment objectives; (ii) proprietary investment model(s) results; (iii) the degree to which the account is actively or passively managed; (iv) current account holdings; (v) each client’s available cash and/or cash needs; (vi) the client’s borrowing ability; and (vii) the client’s tax situation.

The Adviser may deviate from its standard trade allocation methodologies if, in the opinion of the Adviser, the methodology would result in unfair or inequitable treatment to some or all of its clients over time, or in response to specific overriding instructions from the client (provided the deviation is not harmful to other clients).

Statement of Additional Information – Bridgeway Funds, Inc.	Page 33 of 51

NET ASSET VALUE

The net asset value (“NAV”) of Fund shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”, currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of that Fund’s shares outstanding at such time.

A Fund’s securities (other than options) that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale on the primary exchange on which they are traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or ask price (short positions.) Options are valued at the average of the best bid and best offer quotations. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e., T-Bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the Adviser will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. Bridgeway Funds will not re-price Funds based on a later security closing price that may be reported, for example, in the next day’s newspaper or by notification by the Exchange.

In determining NAV, each Fund’s assets are valued primarily on the basis of market quotations as described above. However, the Board of Directors has adopted procedures for making “fair value” determinations if market quotations are not readily available. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board of Directors. Fair value pricing generally is used most often for pricing a fund’s foreign securities holdings that are traded on foreign securities exchanges. Nonetheless, if there is a trading halt on a security or some other circumstance, the Adviser’s staff will use its best efforts to research the reasons for there being no closing price. The Adviser will contact at least one Board member with pricing proposals as soon as possible if the value of the security is more than 1.5% of a Fund’s net asset value based on the most recent full day the security traded. Below this amount, a “fair value” price will be determined by a pricing team comprised of at least two members of the Adviser’s investment management and trading staff. In the absence of further news, other information or resumption of trading, this price will be used until the next Board meeting. If there are multiple trading halts in one Fund, at least one Board member will be contacted for fair value pricing if the total of all trading halts is more than 1.5% of net assets based on the most recent full day each individual security traded. If the value of the security based on the most recent full day the security traded is less than or equal to 1.5% of the total net asset value of the Fund and the market value of the holding based on the previous days’ closing price is less than $0.01 times the previous days Fund shares outstanding, any two members or back-up members of the pricing team may price the security. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 34 of 51

REDEMPTION IN KIND

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemption requests by any shareholders exceed such amounts, the Fund shall have the option of redeeming the excess in cash or in kind, whereby a shareholder will receive securities, saving transaction costs relative to buying the securities on the open market. Redemption requests may be paid in kind if payment of such requests in cash would be detrimental to the interests of the remaining shareholders of a Fund. By redeeming in kind, the Fund will save the transaction costs associated with selling quickly, improve cash flow and potential interest and may improve tax efficiency. In addition, shareholders may request to redeem securities in kind for redemption requests above or below $250,000 or 1% of net assets of a Fund during any 90 day period. Such redemption in kind requests are subject to approval by the Fund’s Treasurer or her designee. If the redemption in kind is denied, the redemption will be made in cash. Any redemption in kind will be effected at approximately the shareholder’s proportionate share of the Fund’s current net assets, so the redemption will not result in the dilution of the interests of the remaining shareholders. Any shareholder request for a redemption in kind, including a denial of a request, will be reported to the Funds’ Board, usually at the same meeting in which quarterly transactions are reviewed. Share redemptions which are requested and made “in kind” in the Ultra-Small Company Market Fund will have the 2% redemption fee waived; typically, these would be for larger redemptions of at least $100,000.

TAXATION

Qualification as a Regulated Investment Company

Each Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders and would be taxable as qualified dividend income in the case of individuals and other non-corporate shareholders. See “Fund Distributions” below.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i) A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer (“Asset Diversification Requirement”);

(ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (“Income Requirement”); and

(iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years (“Distribution Requirement”).

Each Fund may use “equalization accounting” in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each taxable year in an aggregate amount at least sufficient to satisfy the Distribution Requirement, the Fund reserves the right to use equalization accounting (in lieu of making cash dividends) to both eliminate federal income and excise tax as well as to satisfy the Distribution Requirement. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has under distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income and excise tax, and, potentially, may be disqualified as a regulated investment company if the Distribution Requirement is determined not to have been met (see discussion above on what happens if a Fund fails to qualify as a regulated investment company).

Statement of Additional Information – Bridgeway Funds, Inc.	Page 35 of 51

For purposes of the Asset Diversification Requirement, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Requirement will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Requirement to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. government securities.

Under an IRS revenue ruling, income and gains from commodity-index derivatives contract investments won’t be considered qualifying income for purposes of the Income Requirement. However, in a subsequent ruling, the IRS provides that income from alternative investments (such as from certain commodity index-linked notes or a corporate subsidiary that invests in commodities) that create commodity exposure may be considered qualifying income under the Code.

Determination of Taxable Income of Regulated Investment Company

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, the application of special and complex tax rules, including the rules discussed below governing securities purchased at a discount, foreign debt obligations, constructive sales, straddles, conversion transactions, Section 1256 contracts, swaps, securities lending, taxable mortgage pools, and PFICs, may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or position. As a result, the taxable income of a Fund may exceed or be less than its book income. The amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

Securities purchased at a discount. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

Foreign debt obligations. Under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

Hedging transactions – constructive sales. Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales “against the box”) may be subject to special tax treatment as “constructive sales” under Section 1259 of the Code if a Fund holds certain “appreciated financial positions” (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

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Hedging transactions – straddles or conversion transactions. Other hedging transactions in which the Funds may engage may result in “straddles” or “conversion transactions” for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Derivatives – section 1256 contracts. Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss unless certain elections have been made. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

Swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

Securities lending. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

PFIC securities. The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognizes any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Certain Funds may invest in U.S. REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt

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organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy. Shareholders should consult their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of a Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Excise Tax Distribution Requirements

As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions. To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Post-October losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of June 30 (“post-October loss”) as occurring on the first day of the following tax year (i.e., July 1).

Fund Distributions

Distributions of Net Investment Income. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. It is anticipated that a portion of such dividends will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers as discussed below. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains. A Fund may derive a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

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Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. This reduced rate is not available for dividends paid by a Fund from its investments in debt securities.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Dividends paid by a Fund from its investments in debt securities and foreign stocks and securities will not qualify for this treatment.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

Other Distribution Rules. Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amounts of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each

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calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Cost Basis Reporting. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

Backup Withholding

By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date) interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain

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dividend designated by a Fund and paid from its net short-term capital gains, (other than long or short-term capital gains realized on disposition of U.S. real property interests-see discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S. REIT). The sale of a U.S. real property interest (USRPI) by a Fund, or by a U.S. REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

•

The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•

In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends with respect to a Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

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Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

U.S. Tax Refund. Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7.

Foreign Income Tax.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Any such foreign income taxes withheld at the source could reduce the Fund’s income dividends paid to you.

Effect of Future Legislation; Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

This discussion of “TAXATION” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Funds.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 42 of 51

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations, used in Bridgeway Funds’ printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

P (1 + T) n = ERV

where “P” equals hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof).

Total return after taxes on distributions is computed according to the following formula:

P (1 + T) (n) = ATV (D)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distribution); “n” = number of years, and ATV (d) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P (1 + T) (n) = ATV (DR)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distributions and redemption); “n” = number of years and ATV (dr) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

As of June 30, 2009

Total Return Before Taxes on Distributions	1 Year	5 Year	10 Years or Since Inception (if less)
Aggressive Investors 1 Fund	-51.27%	-4.86%	5.90%
Aggressive Investors 2 Fund	-49.88%	-2.75%	1.36%
Ultra-Small Company Fund	-19.48%	-0.82%	14.23%
Ultra-Small Company Market Fund	-23.47%	-4.24%	10.23%
Micro-Cap Limited Fund	-32.41%	-5.34%	5.89%
Small-Cap Growth Fund	-39.35%	-4.84%	-2.91%
Small-Cap Value Fund	-38.15%	-1.28%	-0.34%
Large-Cap Growth Fund	-33.43%	-2.86%	-1.47%
Large-Cap Value Fund	-26.88%	-0.71%	1.24%
Blue Chip 35 Index Fund	-18.77%	-2.43%	-1.87%
Balanced Fund	-11.66%	1.27%	2.56%

Total Return After Taxes on Distributions	1 Year	5 Year	10 Years or Since Inception (if less)
Aggressive Investors 1 Fund	-51.37%	-5.95%	4.69%
Aggressive Investors 2 Fund	-49.88%	-2.96%	1.22%
Ultra-Small Company Fund	-19.51%	-2.81%	12.32%
Ultra-Small Company Market Fund	-24.79%	-4.89%	9.82%
Micro-Cap Limited Fund	-32.44%	-7.04%	4.06%
Small-Cap Growth Fund	-39.35%	-4.84%	-2.91%
Small-Cap Value Fund	-38.23%	-1.30%	-0.36%
Large-Cap Growth Fund	-33.52%	-2.92%	-1.52%
Large-Cap Value Fund	-27.13%	-1.10%	0.88%
Blue Chip 35 Index Fund	-19.29%	-2.90%	-2.31%
Balanced Fund	-13.37%	0.40%	1.93%

Statement of Additional Information – Bridgeway Funds, Inc.	Page 43 of 51

Total Return After Taxes on Distributions and Sale of Fund Shares	1 Year	5 Year	10 Years or Since Inception (if less)
Aggressive Investors 1 Fund	-33.21%	-3.37%	5.22%
Aggressive Investors 2 Fund	-32.42%	-2.21%	1.24%
Ultra-Small Company Fund	-12.64%	-0.21%	12.85%
Ultra-Small Company Market Fund	-14.00%	-3.52%	9.13%
Micro-Cap Limited Fund	-21.02%	-3.94%	5.06%
Small-Cap Growth Fund	-25.58%	-4.05%	-2.45%
Small-Cap Value Fund	-24.72%	-1.08%	-0.29%
Large-Cap Growth Fund	-21.63%	-2.42%	-1.25%
Large-Cap Value Fund	-17.14%	-0.63%	1.03%
Blue Chip 35 Index Fund	-11.79%	-2.22%	-1.76%
Balanced Fund	-6.83%	0.71%	1.90%

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication. Average annual total return, or “T” in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Other Information

Bridgeway Funds’ performance data quoted in sales and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron’s.

GENERAL INFORMATION

Bridgeway Funds is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the “Common Stock”). It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of Bridgeway Funds’ outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as the Board is comprised of less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Bridgeway Funds has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of outstanding Bridgeway Funds shares. The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of Bridgeway Funds’ outstanding shares. The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant’s communication to all other shareholders, at the applicant’s expense.

FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended June 30, 2009 and the report of Briggs, Bunting & Dougherty, LLP, the Funds’ independent registered public accounting firm in connection therewith are included in the 2009 Annual Report to Shareholders and are incorporated by reference in this SAI.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 44 of 51

APPENDIX A – PROXY VOTING POLICY

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

Revised October 22, 2009

I. Overview

This proxy voting policy (the “policy”) is designed to provide reasonable assurance that proxies are voted in the clients’ best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. (“BCM” or “Adviser”). BCM has engaged RiskMetrics, a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the RiskMetrics Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the RiskMetrics Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues.

BCM has instructed RISKMetrics to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where RiskMetrics will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. Likewise, BCM has instructed RiskMetrics to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where RiskMetrics will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients. In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the RiskMetrics U.S. Corporate Governance Policy (“Standard Guidelines”) and has instructed RiskMetrics to vote in accordance with the Standard Guidelines. BCM’s Chief Compliance Officer (“CCO”) maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but RISKMetrics has done research to address the issue, RiskMetrics will vote proxies in the best interest of BCM’s clients.

BCM has instructed RISKMetrics to vote as described above unless the following conditions apply:

1.	BCM’s Investment Management Team has decided to override the RiskMetrics vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the RiskMetrics recommendation. Such decision will be documented by BCM and communicated to RiskMetrics; or

2.	RiskMetrics does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through its Investment Management Team, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to RiskMetrics.

BCM’s Compliance Committee is responsible for reviewing the Proxy Voting Policy on a regular basis. Questions regarding this policy should be directed to the CCO.

II. Record Retention Requirements

RISKMetrics shall maintain the following proxy voting records:

A.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;

B.	Records of proxy votes cast on behalf of each client for a period of five years.

BCM shall maintain the following required proxy voting records:

A.	Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client,

B.	Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,

C.	Historical records of votes cast on behalf of each client, and

D.	Current and historical proxy voting policies and procedures.

BCM will keep records in accordance with its Books and Records Policy.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 45 of 51

III. Conflicts of Interest

A. Overview

Unless BCM votes a proxy proposal as described under Section I. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on RISKMetrics to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.

However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the Investment Management Team member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy. The CCO in consultation with the Investment Management Team will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.

Additionally, RiskMetrics monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to RiskMetrics’ conflicts of interest policies, procedures and practices. BCM will review updates from time to time to determine whether RiskMetrics’ conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

IV. Loaned Securities

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Investment Management Team is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

V. Disclosure

A.	The Adviser will disclose in its Form ADV Part II that clients may contact the Adviser via telephone at 1-800-661-3550 in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of this policy. If a client requests this information, BCM staff member, Letty Wanzong, will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B.	A concise summary of this Proxy Voting Policy will be included in the Adviser’s Form ADV Part II, and will be updated whenever this policy is updated.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 46 of 51

APPENDIX B – PORTFOLIO MANAGERS

The following provides information regarding the portfolio managers and investment management team members identified in the Funds’ prospectus: (1) the dollar range of their investments in each Fund; (2) a description of their compensation structure; and (3) information regarding other accounts managed by them and potential conflicts of interest that might arise from the management of multiple accounts.

INVESTMENTS IN EACH FUND

(As of June 30, 2009)

The table below provides the dollar range of investments in each Fund directly or indirectly owned by John Montgomery, the lead portfolio manager for all of the Bridgeway Funds except for Balanced Fund.

Fund	Investments Held Individually or Jointly with Spouse (1)	Bridgeway Capital Management’s Ownership of Fund Shares (2)	Total
Aggressive Investors 1 Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Aggressive Investors 2 Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Ultra-Small Company Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Ultra-Small Company Market Fund	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
Micro-Cap Limited Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Small-Cap Growth Fund	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
Small-Cap Value Fund	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
Large-Cap Growth Fund	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
Large-Cap Value Fund	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000
Blue Chip 35 Index Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
Balanced Fund	$50,001 - $100,000	Over $1,000,000	Over $1,000,000

1	This column reflects investments in a Fund’s shares owned directly by the lead portfolio manager or beneficially owned by the lead portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). The lead portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.
2	Mr. Montgomery controls the Adviser due to the level of his stock ownership in the Adviser and also has or shares investment control over the Adviser’s investments. As a result, under Rule 16a-1(a) (2) of the Securities Exchange Act of 1934, he is deemed to beneficially own the investments made by the Adviser in shares of the Funds. This column reflects the Adviser’s total investments in shares of the Funds managed by Mr. Montgomery. Note, however, that Mr. Montgomery only owns 66% of the outstanding shares of the Adviser.

The table below provides the dollar range of investments in each Fund owned by, Elena Khoziaeva, Rasool Shaik and Michael Whipple, each of whom is a member of the investment management team that has joint and primary responsibility for the day-to-day management of all of the Bridgeway Funds except for Balanced Fund. The table also provides the dollar range of investment in the Balanced Fund owned by Richard P. Cancelmo, Jr., the portfolio manager for Balanced Fund.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 47 of 51

Fund and Name of Portfolio Manager	Dollar Range of Investments in Each Fund (1) (2)
AGGRESSIVE INVESTORS 1 FUND
Elena Khoziaeva	$10,001 - $50,000
Rasool Shaik	$1 - $10,000
Michael Whipple	$10,001 - $50,000
AGGRESSIVE INVESTORS 2 FUND
Elena Khoziaeva	$10,001 - $50,000
Rasool Shaik	$1 - $10,000
Michael Whipple	$1 - $10,000
ULTRA-SMALL COMPANY FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	$1 - $10,000
Michael Whipple	$10,001 - $50,000
ULTRA-SMALL COMPANY MARKET FUND
Elena Khoziaeva	$1 - 10,000
Rasool Shaik	$1 - $10,000
Michael Whipple	$1 - $10,000
MICRO-CAP LIMITED FUND
Elena Khoziaeva	$1 - 10,000
Rasool Shaik	None
Michael Whipple	$10,001 - $50,000
SMALL-CAP GROWTH FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
SMALL-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
LARGE-CAP GROWTH FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
LARGE-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
BLUE CHIP 35 INDEX FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
BALANCED FUND
Richard P. Cancelmo, Jr.	$100,001 - $500,000

1	This column reflects investments in a Fund’s shares owned directly by the portfolio manager or investment management team member, or beneficially owned by the portfolio manager or investment management team member (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager or investment management team member is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.
2	Mr. Cancelmo, Jr., Ms. Khoziaeva, Mr. Shaik and Mr. Whipple participate in ownership of the Adviser due to their participation in the Adviser’s Employee Stock Ownership Program (“ESOP”). As a result, each of them indirectly owns a portion of the investments made by the Adviser in shares of the Funds. As of June 30, 2009, the Adviser owned shares of all eleven Bridgeway Funds. These indirect amounts are not reflected in the table above.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 48 of 51

DESCRIPTION OF COMPENSATION STRUCTURE

The objective of the Adviser’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Richard Cancelmo, Jr. (“Dick”), Elena Khoziaeva, Rasool Shaik and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance against metrics such as integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Adviser relative to peer companies. The Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed Funds have performance based fees relative to stock market benchmarks, c) operating costs of the Adviser and d) because the Adviser is an “S” Corporation, the amount of distributions to be made by the Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Adviser’s income that is taxed to its shareholders under subchapter S of the Internal revenue Code.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Adviser’s profitability (although certain Funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund have performance-based management fees that are a function of trailing five-year before-tax performance of each Fund relative to its specific market benchmark. Should the Fund’s performance exceed the benchmark, the Adviser may make more total management fees and increase its profitability. On the other hand, should the Fund’s performance lag the benchmark, the Adviser may experience a decrease in profitability.

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in the Adviser. With the exception of John Montgomery, investment management team members (as well as all of the Adviser’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of the Adviser or both. The value of this ownership is a function of the profitability and growth of the Adviser. The Adviser is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Adviser. However, by policy of the Adviser, John Montgomery may only receive distributions from the Adviser in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Historically, the Adviser has voluntarily disclosed the annual compensation of its two lead portfolio managers: John Montgomery and Dick Cancelmo. Annual compensation for each of the three calendar years ended December 31, 2008 includes a salary plus a SEP/IRA/401(k) contribution. John Montgomery’s salary component was $607,339, $602,818 and $617,550 for 2006, 2007 and 2008 respectively. Dick Cancelmo’s salary component was $438,058, $598,169 and $594,520 for 2006, 2007 and 2008, respectively. The SEP/IRA/401(k) contribution for each of these portfolio managers was $10,000 in 2006 and 2007 and $11,500 in 2008. These figures are based on the Adviser’s unaudited financial records and individual W-2 forms.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 49 of 51

As an “S” Corporation, Bridgeway Capital Management, Inc.’s federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management, Inc. distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

OTHER MANAGED ACCOUNTS

(As of June 30, 2009)

The Adviser’s portfolio managers and Investment Management Team use proprietary quantitative investment models which are used in connection with the management of certain Bridgeway Funds as well as other mutual funds for which the Adviser acts as sub-adviser and other separate accounts managed for organizations and individuals. The following chart reflects information regarding other accounts (excluding the Fund(s)) for which each portfolio manager and Investment Management Team has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Richard Cancelmo, Jr. does not manage any other accounts. As a result, the information below is provided only for John Montgomery, Elena Khoziaeva, Rasool Shaik and Michael Whipple.

John Montgomery, Elena Khoziaeva, Rasool Shaik and Michael Whipple

	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	9	$1,122,043,964	1	$736,961,853
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	34	$203,472,203	32	$196,671,505

Statement of Additional Information – Bridgeway Funds, Inc.	Page 50 of 51

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager or Investment Management Team member has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager or Investment Management Team member who manages multiple funds and/or other accounts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager or Investment Management Team member devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager or Investment Management Team member may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Adviser believes this problem may be significantly mitigated by Bridgeway’s use of quantitative models, which drive stock picking decisions of its actively managed funds.

•

If a portfolio manager or Investment Management Team member identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Adviser has developed guidelines to address the priority order in allocating investment opportunities.

•

At times, a portfolio manager or Investment Management Team member may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager or Investment Management Team member may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•

With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The Adviser may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. The Adviser seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•

With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager or Investment Management Team member has day-to-day management responsibilities.

The Adviser and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Statement of Additional Information – Bridgeway Funds, Inc.	Page 51 of 51

BRIDGEWAY FUNDS, INC.

PART C

OTHER INFORMATION

Item 23.	Exhibits

Exhibit No.		Description

(a)		Articles of Incorporation of Bridgeway Funds, Inc., dated as of October 19, 1993, was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

(b)		By-Laws of Bridgeway Funds, Inc., as amended, dated as of November 2, 1994, was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

(c)		See Articles Fifth, Seventh, Eighth and Ninth of the Bridgeway Funds Articles of Incorporation and Article IV of the Bridgeway Funds Bylaws, which define the rights of shareholders.

(d)	(1)	Management Agreement dated as of October 1, 2003, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 18 on October 30, 2003, and is hereby incorporated by reference.

	(2)	Amendment to Management Agreement dated as of March 23, 2004, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

	(3)	Amendment to Management Agreement dated as of April 1, 2005, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 23 on October 27, 2006, and is hereby incorporated by reference.

(e)	(1)	Form of Dealer Agreement is filed herewith as Exhibit (e)(1).

	(2)	Distribution Agreement, dated March 31, 2009 by and between Bridgeway Funds, Inc and Foreside Fund Services LLC, is filed herewith as Exhibit (e)(2).

(f)		None.

(g)	(1)	Custody Agreement dated as of June 1, 2006, by and between Bridgeway Funds, Inc. and PFPC Trust Company, was filed electronically as an exhibit to Post-Effective Amendment No. 23 on October 27, 2006, and is hereby incorporated by reference.

(h)	(1)	Administration, Fund Accounting and Transfer Agency Agreement dated as of January 27, 2007, by and between Bridgeway Funds, Inc. and Citi Fund Services Ohio, Inc. was filed electronically as an exhibit to Post Effective Amendment No. 24 on October 26, 2007, and is hereby incorporated by reference.

	(2)	Amended and Restated Administrative Services Agreement dated as of July 1, 2009 by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., is filed herewith as Exhibit (h)(2).

Exhibit No.		Description

(i)	(1)	Legal Opinion of Stradley Ronon Stevens & Young, LLP was filed electronically as an exhibit to Post Effective Amendment No. 23 on October 27, 2006, and is hereby incorporated by reference.

(j)	(1)	Consent of Briggs, Bunting & Dougherty, LLP is filed herewith as Exhibit (j)(1).

(k)		None.

(l)	(1)	Investment Representation Letters between Bridgeway Funds, Inc. and initial stockholders were filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and are hereby incorporated by reference.

	(2)	Investment Representation Letter between Bridgeway Funds, Inc. and initial stockholder was filed electronically as an exhibit to Post-Effective Amendment No. 17 on August 15, 2003, and is hereby incorporated by reference.

(m)	(1)	Distribution, Assistance, Formation and Servicing Plan, dated as of June 25, 2003, was filed electronically as an exhibit to Post-Effective Amendment No. 18 on October 30, 2003, and is hereby incorporated by reference.

(n)	(1)	Bridgeway Funds, Inc. Rule 18f-3 Plan dated as of October 31, 2003 was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

(o)		Reserved.

(p)	(1)	Amended Code of Ethics of Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., pursuant to Rule 17j-1 of the 1940 Act, dated as of September 3, 2009, is filed herewith as Exhibit (p)(1).

Other Exhibits:

(1)	Powers of Attorney filed electronically as an exhibit to Post Effective Amendment No. 24 on October 26, 2007

Item 24.	Persons controlled by or under Common Control with Registrant

None

Item 25.	Indemnification

Article Tenth of the registrant’s Articles of Incorporation provides that any present or former director, officer, employee or agent of the registrant, shall be entitled to indemnification to the fullest extent permitted by law, including under the Investment Company Act of 1940, except to the extent such director, officer, employee or agent has been adjudicated to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and acts as an Investment Adviser to other individuals, businesses and registered investment companies. The Investment Adviser is not engaged in any other business of a substantial nature.

Item 27.	Principal Underwriters

(a)	Foreside Fund Services, LLC, Registrant’s Principal Underwriter (“Foreside”), serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds

American Beacon Mileage Funds

American Beacon Select Funds

Henderson Global Funds

Bridgeway Funds, Inc.

Century Capital Management Trust

Sound Shore Fund, Inc.

Forum Funds

Central Park Group Multi-Event Fund

The CNL Funds

PMC Funds, Series of the Trust for Professional Managers

Nomura Partners Funds, Inc.

Wintergreen Fund, Inc.

RevenueShares ETF Trust

Direxion Shares ETF Trust

JETSSM Exchange-Traded Trust

AdvisorShares Trust

(b)	The following table identifies the officers of Foreside and their positions, if any, with the Fund. The business address of each of these individuals is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Mark S. Redman	President

Richard J. Berthy	Vice President and Treasurer

Jennifer E. Hoopes	Secretary

Nanette K. Chern	Chief Compliance Officer and Vice President

Mark A. Fairbanks	Deputy Chief Compliance Officer and Vice President

Item 28.	Location of Accounts and Records

Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448, will maintain physical possession of each account, book or other document of the registrant at its principal executive offices, except for those maintained by the registrant’s administrator, Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, the registrant’s distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 and the registrant’s custodian, PFPC Trust Company, 800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Item 29.	Management Services

None.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas on the 27th day of October, 2009.

Bridgeway Funds, Inc.

/S/ MICHAEL D. MULCAHY
Michael D. Mulcahy, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/S/ MICHAEL D. MULCAHY Michael D. Mulcahy	President and Director	October 27, 2009

/S/ JOHN N. R. MONTGOMERY John N. R. Montgomery	Vice President and Director	October 27, 2009

LINDA G. GIUFFRE* Linda G. Giuffre	Treasurer and Principal Financial Officer	October 27, 2009

KIRBYJON CALDWELL* Kirbyjon Caldwell	Director	October 27, 2009

KAREN S. GERSTNER* Karen S. Gerstner	Director	October 27, 2009

MILES D. HARPER, III* Miles D. Harper, III	Director	October 27, 2009

EVAN HARREL* Evan Harrel	Director	October 27, 2009

*By	/S/ JOHN N. R. MONTGOMERY
John N.R. Montgomery

as Attorney-in-Fact for each of the persons indicated (pursuant to powers of attorney filed electronically as an exhibit to Post Effective Amendment No. 24 on October 26, 2007).

EXHIBIT INDEX

Form N-1A Exhibit No.	Description

(e)(1)	Form of Dealer Agreement

(e)(2)	Distribution Agreement by and between Bridgeway Funds, Inc. and Foreside Fund Services LLC.

(h)(2)	Amended and Restated Administrative Services Agreement.

(j)(1)	Consent of Briggs, Bunting & Dougherty, LLP

(p)(1)	Amended Code of Ethics of Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc.